UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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US Foods Holding Corp.

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US. FOODS

2021 PROXY STATEMENT
NOTICE OF ANNUAL MEETING

April 2, 2021

DEAR FELLOW
STOCKHOLDER:

On behalf of the Board of Directors, I am pleased to invite you to attend US Foods’ 2021 Annual Meeting of Stockholders on Thursday, May 20, 2021, at 9:00 a.m. (CDT). Because of the continuing public health risks related to the coronavirus (COVID-19) pandemic, this year’s annual meeting will again be held entirely online to support the health and safety of our associates and stockholders. Your vote is very important, and whether or not you plan to attend the virtual Annual Meeting, I encourage you to submit your vote as soon as possible.

During 2020, the U.S. foodservice industry faced unprecedented challenges as the COVID-19 pandemic caused substantial disruption across many of our customers’ operations and, in some cases, resulted in permanent closures of restaurants. As a company, we took several actions to increase liquidity, conserve cash, manage working capital, and reduce expenses to align with the decrease in demand. Among these actions, at the onset of the pandemic, our directors, executive leadership team, senior leaders and I determined to temporarily reduce our compensation.

We also acted quickly to protect the health and safety of our communities by directing associates whose functions could be performed remotely to work off site and implementing new protocols and enhanced safety measures to protect our frontline associates and customers, many of whom are “essential workers” and unable to work remotely. As we adapted to rapidly changing conditions, we also increased our efforts to stay connected with:

■	Our investors, by providing COVID-19 related updates through press releases, earnings calls, investor presentations, participation in investor conferences and one-on-one stockholder engagements. During 2020, we engaged with more than 50 stockholders who collectively held more than 60% of our outstanding common shares.
■	Our directors, by holding more frequent meetings and providing periodic updates regarding the impact of COVID-19 on our industry and trends we were seeing within our operations.
■	Our associates, by enabling widespread video communications, providing more frequent updates, holding monthly town halls, and soliciting associate feedback through frequent “pulse” engagement surveys.
■	Our customers, by providing webinars, playbooks and consultative services to help them navigate many of the unique challenges of COVID-19, such as accelerating takeout and delivery, applying for CARES Act funds, opening ghost kitchens and managing cash flow.

I am proud of the work of our associates during 2020 and the support we provided to our customers, communities and associates as our country has weathered COVID-19, economic uncertainty and civil unrest, including:

■	We provided restaurants with free reopening kits containing must-have supplies such as masks, safety guidance posters and a Restaurant Reopening Blueprint to help operators create a safer environment for staff and customers alike.
■	Between March 2020 and December 2020, we donated more than $35 million of food and supplies to local food banks and charitable organizations across the country.
■	In June 2020, more than 1,000 associates participated in our first virtual, company-wide Allyship & Anti-Racism Workshop, hosted by two of our associate-led Employee Resource Groups, the US Foods Pride Alliance and the Black Resource Utilization Hub.
■	We released an expanded 2019 Corporate Social Responsibility Report to provide more transparency in our approach to Corporate Social Responsibility (“CSR”) and each of our key CSR focus areas: People, Planet and Products.

As our industry recovers and evolves during 2021, US Foods and our 26,000 associates are committed to helping our customers Make It now more than ever.

On behalf of the Board and everyone at US Foods, we are grateful for your continued trust and support. Thank you for being a US Foods stockholder.

Sincerely,

PIETRO SATRIANO

CHAIRMAN AND

CHIEF EXECUTIVE OFFICER

9399 W. HIGGINS ROAD SUITE 100 ROSEMONT, IL 60018

April 2, 2021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MAY 20, 2021

9:00 a.m. (Central Daylight Time)

We are pleased to provide notice of the 2021 Annual Meeting of Stockholders of US Foods Holding Corp. The Annual Meeting will be held entirely online. You will be able to attend and participate in the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/USFD2021 where you will be able to listen to the meeting live, submit questions, and vote.

At this meeting, our common stockholders and the holders of our Series A Convertible Preferred Stock (“Series A Preferred Stock”), voting together as a single class, will be asked to:

1.	Elect the six director nominees named in the proxy statement to the Board of Directors;
2.	Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement;
3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021; and
4.	Transact any other business properly before the meeting or any adjournments or postponements of the meeting.

In addition, the holders of our Series A Preferred Stock, voting as a separate class, will be asked to:

1.	Elect a seventh director nominee designated by KKR Fresh Aggregator L.P. and KKR Fresh Holdings L.P. (collectively, “KKR”) under the terms of an Investment Agreement, dated as of April 21, 2020 (the “Investment Agreement”), to the Board of Directors.

Stockholders of record at the close of business on March 22, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting may be accessed electronically, upon request, starting ten (10) days prior to the meeting by contacting US Foods Investor Relations via email at ir@usfoods.com. In addition, this stockholder list will be posted on the virtual meeting website during the Annual Meeting.

Beginning on or about April 2, 2021, a Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to each of our stockholders of record as of March 22, 2021. In addition, the proxy statement, the accompanying proxy or voting instruction card, and our 2020 Annual Report to Stockholders are available at https://materials.proxyvote.com/912008. As more fully described in the Notice, all stockholders may choose to access these materials online or may request printed or emailed copies.

We encourage you to vote your shares as soon as possible. Specific instructions for voting over the internet or by telephone or mail are included in the Notice. If you attend the virtual Annual Meeting and vote electronically during the meeting, your vote will replace any earlier vote.

By Order of the Board of Directors,

KRISTIN M. COLEMAN

Executive Vice President, General Counsel
and Chief Compliance Officer

REVIEW THE PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

INTERNET	TELEPHONE	MAIL	AT THE MEETING
Visit www.proxyvote.com	Call 1-800-690-6903 or the telephone number on your voting instruction card	Sign, date, and return your proxy or voting instruction card in the enclosed envelope	Attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/USFD2021

Please refer to the Notice or the information forwarded by your bank, broker, or other nominee to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 20, 2021: The proxy statement and our 2020 Annual Report are available at https://materials.proxyvote.com/912008.

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PROXY SUMMARY

MATTERS TO BE VOTED UPON

At this meeting, our common stockholders and the holders of our Series A Preferred Stock, voting together as a single class, will be asked to vote upon the following matters:

	Board Recommendation	Page
Proposal 1 – Election of Six Director Nominees	FOR	9
Proposal 2 – Advisory Approval of Say on Pay Resolution	FOR	48
Proposal 3 – Ratification of Appointment of Independent Auditor	FOR	49

In addition, the holders of our Series A Preferred Stock will be asked to vote as a separate class on a seventh director nominee designated by KKR under the Investment Agreement.

DIRECTOR HIGHLIGHTS

Our Board of Directors (the “Board”) currently has ten members. Seven directors are standing for election for one-year terms, expiring at the next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal. Six of the director nominees will be voted upon by our common stockholders and the holders of our Series A Preferred Stock, voting together as a single class. The seventh director nominee, who was designated by KKR under the terms of the Investment Agreement, will be voted upon only by the holders of the Series A Preferred Stock, voting as a separate class. The following table provides summary information about each of our current directors.

					Committee Membership
Name	Age	Director Since	Term Expiring		Audit	Compensation	Executive	Nominating and Corporate Governance
Cheryl A. Bachelder
Independent	64	October 2018	2021	*	—	—	—
Court D. Carruthers
Independent	48	July 2016	2021	*				—
Robert M. Dutkowsky
Lead Independent Director	66	January 2017	2022		—	—
Sunil Gupta
Independent	62	March 2018	2022			—	—	—
John A. Lederer
Independent	65	September 2010	2021	*	—	—	—	—
Carl Andrew Pforzheimer
Independent	59	January 2017	2021	*	—	—	—
Pietro Satriano
Chairman and Chief Executive Officer	58	July 2015	2022		—	—		—
David M. Tehle
Independent	64	July 2016	2021	*				—
Ann E. Ziegler
Independent	62	January 2018	2021	*			—	—
Nathaniel H. Taylor
Independent	44	May 2020	2021	*

*	Denotes standing for re-election at the 2021 Annual Meeting.
Denotes Committee Chairperson

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We believe the composition of the Board strikes a balanced approach to director tenure and allows the Board to benefit from fresh perspectives of newer directors while ensuring we retain the knowledge and experience from longer-serving directors. During 2017 and 2018, we refreshed five of our board positions with independent directors, adding three diverse directors. The average tenure of our directors is 4.4 years.

The Board is comprised of individuals with experience in key areas relevant to US Foods. Each director nominee was nominated based on the unique experience, qualifications and skills that he or she brings to the Board. This blend of diverse backgrounds provides the Board with the benefit of a broad array of perspectives. The table below highlights some of the experience and skills embodied by our directors as a whole.

Food Industry	Experience in the food industry provides the Board with an enhanced understanding of the industry and is highly important to strategic planning and risk oversight of our business and operations	5
CEO Leadership	CEO leadership experience brings different perspectives into the boardroom and is important for monitoring strategy and developing a high performing executive leadership team	6
Public Company Governance	Knowledge of public company governance issues and policies to enhance board practices is important to understanding and protecting stockholders’ interests	8
Sustainability and Corporate Responsibility	Brings understanding and experience regarding environmental and social responsibility issues that are relevant to our company and the sustainability of the communities in which we operate	1
Accounting/ Finance	Accounting and finance experience is important in overseeing our financial reporting and internal controls	9
Risk Management	Experience in risk management is critical in overseeing the risks we face today and anticipating emerging risks that could impact us in the future	7
Technology	Experience in technology is important to assess the tools we utilize to support our business infrastructure, supply chain and customer service, and also to oversee cyber and information security risks	2
Marketing & Strategy	Marketing and strategy experience is important in understanding our growth strategy and customer-centric focus	5
Human Capital Management	Human capital management experience is important to assess compensation practices, diversity mix, talent, training programs and corporate culture, which we depend upon to attract and retain key personnel and motivate our associates to perform and create long-term stockholder value	7

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GOVERNANCE HIGHLIGHTS

Nine of ten directors are independent	Stock ownership guidelines for directors and executives
Fully independent Audit, Compensation, and Nominating and Corporate Governance Committees	No stock hedging or pledging permitted by directors and executives
Lead Independent Director	Annual Board and committee self-evaluations
Strong commitment to diversity	Proactive stockholder engagement
Comprehensive and strategic approach to enterprise risk management	Majority vote standard in uncontested director elections
No stockholder rights plan or poison pill	Stockholder can amend bylaws and no supermajority is required
Annual say on pay vote	Declassification of the Board to be completed at the 2022 annual meeting of stockholders

EXECUTIVE COMPENSATION HIGHLIGHTS

COVID-19 IMPACT (PAGE 27)

As a result of the immediate and significant financial impact of the COVID-19 pandemic on our business in early March, we moved quickly to conserve cash, including temporarily reducing our executives’ salaries. Net sales, total case volumes and Adjusted EBITDA for fiscal 2020 were negatively impacted by decreased customer demand as a result of the COVID-19 pandemic and measures implemented to mitigate its spread. As a result of the impact of actions taken in response to the COVID-19 pandemic, as well as our lower-than-anticipated fiscal 2020 financial results, the cash compensation paid to our Chief Executive Officer for fiscal 2020 was 62% lower than what he earned for fiscal 2019.

Actions taken by the Compensation Committee that specifically affected our named executive officers during fiscal 2020 included the following:

-50%	The Compensation Committee reduced the base salary of our Chief Executive Officer by 50% and reduced the base salaries of our other NEOs by 30%. These salary reductions were in effect for the second fiscal quarter of 2020.
0%	The Compensation Committee determined that no make-whole cash bonus payments should be made to our executive officers as a replacement for the awards under our fiscal 2020 Annual Incentive Plan when the performance goals established prior to the COVID-19 pandemic were not met.
-26%	CEO compensation, as reported in the summary compensation table, decreased by over 26% from 2019 to 2020.
28%	The Compensation Committee also determined that the performance goals established for our performance-based equity awards prior to the COVID-19 pandemic should not be modified, and, therefore the performance-based restricted stock awards, which had a three-year performance period ended January 2, 2021, vested on March 26, 2021 at only 28% of target.

PHILOSOPHY (PAGE 31)

Our executive compensation program is designed to attract, motivate, develop, and retain the right talent, in the right places, at the right time. The following guiding principles form the basis of our executive compensation philosophy:

■	Appropriately balance annual and long-term incentive compensation opportunities to align with our goals, priorities, and the creation of stockholder value;
■	Balance risk and reward to encourage sustainable financial performance; and
■	Offer fiscally responsible programs that ensure accountability in meeting our performance goals.

IMPORTANT DATES FOR 2022 ANNUAL MEETING

Deadline to include stockholder proposals in our proxy statement	On or before December 3, 2021
Period to submit stockholder proposals not included in our proxy statement	Between January 20, 2022 and February 19, 2022
Period for stockholders to nominate director candidates for election	Between January 20, 2022 and February 19, 2022

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PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. The Board is currently comprised of ten directors, nine of whom are independent under the corporate governance standards of the New York Stock Exchange (the “NYSE”). The terms of seven of our directors expire on the date of the Annual Meeting, subject to the election and qualification of their respective successors. At our 2019 annual meeting of stockholders, our stockholders adopted an amendment and restatement of our Certificate of Incorporation to, among other things, eliminate the classification of the Board over time. As a result, all of our directors standing for election after our 2019 annual meeting (including the seven individuals standing for election at this Annual Meeting) will be elected for one-year terms. Beginning at our 2022 annual meeting, the declassification of the Board will be complete, and all of our directors will be subject to annual election.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated seven individuals to be re-elected for one-year terms, expiring at the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified (or their earlier death, resignation, retirement, disqualification, or removal).

Six of the seven director nominees will be voted upon by our common stockholders and the holders of our Series A Preferred Stock, voting together as a single class. Proxies solicited by the Board will be exercised for the election of each of the following six nominees: Cheryl A. Bachelder, Court D. Carruthers, John A. Lederer, Carl Andrew Pforzheimer, David M. Tehle and Ann E. Ziegler, unless you vote “against” one or more of the nominees or elect to abstain your vote on your proxy card.

One of the seven director nominees, Nathaniel H. Taylor, has been designated by KKR pursuant to the Investment Agreement (the “KKR Designee”). The holders of Series A Preferred Stock will vote separately, as a class, on the election of Mr. Taylor to hold office until the 2022 annual meeting of stockholders and until his successor is duly elected and qualified (or until his earlier death, resignation, retirement, disqualification, or removal). Only the holders of Series A Preferred Stock have the right to vote on the election of Mr. Taylor and proxies solicited by the Board from holders of our Series A Preferred Stock will be exercised for the election of Mr. Taylor. In the event KKR or its affiliates no longer beneficially own at least 50% of the shares of our Series A Preferred Stock purchased under the Investment Agreement or an equivalent amount of our common stock, on an as-converted basis, Mr. Taylor (or his successor) will resign, and KKR and its affiliates will no longer have the ability to designate a nominee to the Board.

DIRECTOR NOMINATING PROCESS

The Nominating and Corporate Governance Committee recommends candidates to the Board it believes are qualified and suitable to become members of the Board. The Nominating and Corporate Governance Committee also considers the performance of incumbent directors in determining whether to recommend them for re-election. Recommendations may be received by the Nominating and Corporate Governance Committee from various sources, including current and former directors, a search firm retained by the Nominating and Corporate Governance Committee, stockholders, Company executives, and candidates themselves. Pursuant to the Investment Agreement, the Board has agreed to nominate, and recommend, the KKR Designee for election to the Board at the Annual Meeting.

In the case of a vacancy in the office of a director, including a vacancy created by an increase in the size of the Board, the Nominating and Corporate Governance Committee will recommend to the Board an individual to fill the vacancy (except for a vacancy created by the death, resignation or removal of the KKR Designee).

Stockholders who wish to identify director candidates for consideration by the Nominating and Corporate Governance Committee should write to the address provided in the section entitled “Board Policy Regarding Communications” on page 56. Stockholders may also nominate directors for election to the Board as described in the section entitled “How can I propose someone to be a nominee for election to the Board?” on page 56. All submissions should comply with the requirements set forth in our Bylaws.

SKILLS, EXPERIENCE, AND COMMITMENT TO DIVERSITY

The Board seeks members with varying professional backgrounds and other differentiating personal characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board believes that maintaining a diverse membership enhances the Board’s discussions and enables the Board to better represent all of the Company’s constituents. The Board is currently comprised of three sitting chief executive officers, three former chief executive officers, two former chief financial officers, a private equity investor and a tenured business school professor. During 2017 and 2018, we refreshed five of our board positions with independent directors, adding three diverse directors such that the Board reflects a more diverse composition, with two of our directors being women and one of our directors being ethnically diverse.

Our Corporate Governance Guidelines provide that individuals will be considered for nomination to the Board based on their business and professional experience, judgment, gender, race and ethnicity, skills, background, and other unique characteristics as the Board deems appropriate. Accordingly, the Board is committed to actively seeking out highly qualified women and individuals from minority groups as well as candidates with diverse or non-traditional backgrounds, skills, and experiences as part of the director search process.

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Director candidates should demonstrate a reputation for integrity, strong values, and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant career experience, along with other skills and characteristics that meet the current needs of the Board. The Nominating and Corporate Governance Committee and the Board will also consider whether candidates meet applicable independence standards where appropriate and evaluate any potential conflicts of interest with respect to each candidate.

The seven nominees named below have been recommended to the Board by the Nominating and Corporate Governance Committee and nominated by the Board to serve as directors until our 2022 annual meeting and until their successors are duly elected and qualified (or until their earlier death, resignation, retirement, disqualification or removal). Each nominee has consented to stand for election, and the Board does not anticipate that any nominee will be unavailable to serve. If a director nominee, other than the KKR Designee, should become unavailable to serve at the time of the Annual Meeting, shares represented by proxy may be voted for the election of a substitute nominee to be designated by the Board. Alternatively, in lieu of designating a substitute, the Board may reduce the size of the Board.

BACKGROUND AND EXPERIENCE OF DIRECTORS

The professional background and experience of each member of the Board is provided below. We believe that our directors collectively provide an appropriate mix of experience and skills relevant to the size and nature of our business.

SIX NOMINEES FOR ELECTION AS DIRECTORS WITH A TERM EXPIRING AT THE 2022 ANNUAL MEETING, TO BE ELECTED BY OUR COMMON STOCKHOLDERS AND HOLDERS OF SERIES A PREFERRED STOCK, VOTING TOGETHER AS A SINGLE CLASS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING SIX DIRECTOR NOMINEES.

CHERYL A. BACHELDER

Age 64 Director since: 2018 INDEPENDENT COMMITTEES: • Nominating and Corporate Governance	Ms. Bachelder served as Interim Chief Executive Officer of Pier 1 Imports, Inc., a home furnishings and decor retailer, from December 2018 to November 2019, a role to which she was appointed in connection with her service on the Pier 1 board of directors. Pier 1 filed for Chapter 11 bankruptcy in February 2020. She served as Chief Executive Officer of Popeyes Louisiana Kitchen, Inc., a multi-national restaurant operator and franchisor, from 2007 until her retirement in 2017. Prior to her role with Popeyes, she served as President and Chief Concept Officer of KFC restaurants, a division of Yum! Brands, Inc. Ms. Bachelder’s earlier career included brand leadership roles at Domino’s Pizza, RJR Nabisco, Gillette, and Procter & Gamble. Ms. Bachelder serves on the board of directors of Chick-fil-A, Inc., a family-owned and privately-held restaurant chain, and the advisory board of Procter & Gamble’s franchising venture, Tide Dry Cleaners.

SKILLS AND QUALIFICATIONS:

•   Ms. Bachelder is an accomplished executive, with extensive experience in the food industry and a track record of creating strong brand value. Her expertise provides valuable insights as the Company executes on our Great Food. Made Easy®. strategy.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • None PAST PUBLIC COMPANY DIRECTORSHIPS: • Pier 1 Imports, Inc. • Popeyes Louisiana Kitchen, Inc.

COURT D. CARRUTHERS

Age 48 Director since: 2016 INDEPENDENT COMMITTEES: • Audit • Compensation (Chair) • Executive	Mr. Carruthers has served as the President and Chief Executive Officer of TricorBraun, Inc., a global leader in the design and supply of primary packaging solutions, since October 2017. He is also the principal and founder of CKAL Advisory Partners, which provides private equity advisory services. Mr. Carruthers previously served W.W. Grainger, Inc., an industrial supply company, as Group President, Americas from August 2013 to July 2015, President, Grainger U.S., from January 2012 to August 2013, President, Grainger International, from February 2009 to December 2011, and President, Acklands-Grainger, from October 2006 to January 2009. He was appointed a Senior Vice President of Grainger in 2007.

SKILLS AND QUALIFICATIONS:

•   Mr. Carruthers has substantial experience as a senior executive for a large international distribution company and extensive knowledge of financial reporting, internal controls and procedures, and risk management. He is a Chartered Professional Accountant (Canada), a Fellow of the Chartered Professional Accountants of Canada (FCPA, FCMA), and an Institute-Certified Director by the Institute of Corporate Directors.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Ryerson Holding Corporation PAST PUBLIC COMPANY DIRECTORSHIPS: • Foundation Building Materials, Inc.

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JOHN A. LEDERER

Age 65 Director since: 2010 INDEPENDENT COMMITTEES: • None	Mr. Lederer has served as a Senior Advisor with Sycamore Partners, a private equity firm specializing in retail and consumer investments, since September 2017. In that capacity, he serves as Executive Chairman of the board of directors of Staples, Inc. and its U.S. and Canadian businesses. From September 2010 to July 2015, Mr. Lederer served as our President and Chief Executive Officer. From 2008 to 2010, Mr. Lederer was Chairman and Chief Executive Officer of Duane Reade, a retail pharmacy chain. Prior to Duane Reade, he spent 30 years at Loblaw Companies Limited, a Canadian grocery retailer and wholesale food distributor, where he held a number of leadership roles and served as President from 2000 to 2006. He served on the board of directors of Tim Hortons Inc. from 2007 until 2014, when it was acquired by Restaurant Brands International.
	SKILLS AND QUALIFICATIONS: • Mr. Lederer has extensive senior executive leadership experience in the food industry, including five years of service as our Chief Executive Officer.	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Maple Leaf Foods Inc. • Walgreens Boots Alliance, Inc. PAST PUBLIC COMPANY DIRECTORSHIPS: • Restaurant Brands International, Inc.

CARL ANDREW PFORZHEIMER

Age 59 Director since: 2017 INDEPENDENT COMMITTEES: • Nominating and Corporate Governance	Mr. Pforzheimer is the co-Chief Executive Officer of Tastemaker Acquisition Corp., a special-purpose acquisition corporation formed to make investments in the restaurant and hospitality industry. He was the founder of Barteca Holdings, LLC, a multi-location restaurant group, where he served as Chief Executive Officer from 1995 to August 2016, and Chairman of the Board from 2012 to June 2018. Mr. Pforzheimer currently serves on the boards of directors of several private restaurant companies throughout the U.S., and on the Education Policy Committee of the Culinary Institute of America.

SKILLS AND QUALIFICATIONS:

•   Mr. Pforzheimer is a successful restaurateur and has served as a member of the Education Policy Committee at the Culinary Institute of America and the board of directors of the Connecticut Restaurant Association. He brings a customer perspective and experience and expertise in the food industry to the Board.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Tastemaker Acquisition Corp.

DAVID M. TEHLE

Age 64 Director since: 2016 INDEPENDENT COMMITTEES: • Audit (Chair) • Compensation • Executive	Mr. Tehle served as Executive Vice President and Chief Financial Officer of Dollar General Corporation, a discount retailer, from 2004 until retiring in July 2015. Prior to Dollar General, Mr. Tehle was Chief Financial Officer of Haggar Corporation, a manufacturing, marketing, and retail company, from 1997 to 2004 and held finance positions at several companies, including Ryder System, Inc., a transportation and logistics company, and Texas Instruments Incorporated, a semiconductor design and manufacturing company.

SKILLS AND QUALIFICATIONS:

•   Mr. Tehle has extensive knowledge of financial reporting, internal controls and procedures, and risk management, in addition to significant experience as chief financial officer of a public company.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Jack in the Box Inc. • National Vision Holdings, Inc. PAST PUBLIC COMPANY DIRECTORSHIPS: • Genesco Inc.

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ANN E. ZIEGLER

Age 62 Director since: 2018 INDEPENDENT COMMITTEES: • Audit • Compensation	Ms. Ziegler served as Senior Vice President and Chief Financial Officer of CDW Corporation, a technology solutions provider, from 2008 until her retirement in 2017. From 2005 to 2008, Ms. Ziegler served as Senior Vice President, Administration and Chief Financial Officer of Sara Lee Food and Beverage, a division of Sara Lee Corporation, a global consumer goods company. From 2003 to 2005, she served as Chief Financial Officer of Sara Lee Bakery Group. From 2000 to 2003, she served as Senior Vice President, Corporate Development of Sara Lee. Prior to joining Sara Lee, Ms. Ziegler was a corporate attorney at the law firm Skadden, Arps, Slate, Meagher & Flom. Ms. Ziegler serves on the board of directors of Wolters Kluwer N.V., a global provider of information, software and services. She also serves on the board of governors of the Smart Museum of Art of the University of Chicago.

SKILLS AND QUALIFICATIONS:

•   Ms. Ziegler has extensive knowledge of financial reporting, internal controls and procedures, risk management, corporate development, and mergers and acquisitions, in addition to significant experience as a chief financial officer of a public company.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Hanesbrands Inc. • Reynolds Consumer Products Inc. PAST PUBLIC COMPANY DIRECTORSHIPS: • Groupon, Inc.

NOMINEE FOR ELECTION AS A DIRECTOR WITH A TERM EXPIRING AT THE 2022 ANNUAL MEETING, TO BE ELECTED SEPARATELY BY THE HOLDERS OF OUR SERIES A PREFERRED STOCK

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING DIRECTOR NOMINEE.

NATHANIEL H. TAYLOR

Age 44 Director since: 2020 INDEPENDENT COMMITTEES: • None

Mr. Taylor joined Kohlberg Kravis Roberts & Co., a private equity firm, in 2005 and currently serves as a Partner and Co-Head of Americas Private Equity, a member of the Investment Committee within its Americas Private Equity platform, and a member of the Next-Generation Technology Growth Investment Committee. He has been involved with many investments at the firm, with a particular emphasis on the consumer and technology sectors. Mr. Taylor also helped establish the firm’s operations in India. He currently sits on the board of directors of several privately-held companies, including 1-800 Contacts, Bay Club, BMC Software, Fleet Farm, and The Bountiful Company. Prior to joining Kohlberg Kravis Roberts & Co., Mr. Taylor worked at Bain Capital, where he was involved with investments in the consumer retail, health care and technology sectors. Mr. Taylor previously served as a director of US Foods from 2011 to 2017.

Mr. Taylor was designated by KKR as a director nominee under the terms of the Investment Agreement.

SKILLS AND QUALIFICATIONS:

•   Mr. Taylor has substantial corporate finance and technology experience, as well as experience managing and growing investments in customer-focused and technology-driven companies.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Academy Sports and Outdoors, Inc. PAST PUBLIC COMPANY DIRECTORSHIPS: • National Vision Holdings, Inc.

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DIRECTORS NOT UP FOR ELECTION WITH A TERM EXPIRING AT THE 2022 ANNUAL MEETING

ROBERT M. DUTKOWSKY (LEAD INDEPENDENT DIRECTOR)

Age 66 Director since: 2017 INDEPENDENT COMMITTEES: • Executive • Nominating and Corporate Governance (Chair)	Mr. Dutkowsky served as Executive Chairman of Tech Data Corporation, a technology distributor, from June 2018 to July 2020. He previously served as Chief Executive Officer of Tech Data from October 2006 to June 2018. Prior to joining Tech Data, Mr. Dutkowsky served as President and Chief Executive Officer, and Chairman of the board of directors of Egenera, Inc., a software company, from 2004 to 2006, President and Chief Executive Officer, and Chairman of the board of directors of J.D. Edwards & Co., Inc., a software company, from 2002 to 2004, and President and Chief Executive Officer, and Chairman of the board of directors of GenRad, Inc., an electronic equipment manufacturer, from 2000 to 2002. He also served as Executive Vice President, Markets and Channels, from 1997 to 1999, and President, Data General, in 1999, of EMC Corporation, a data storage manufacturer. Mr. Dutkowsky began his career at IBM, a technology company, where he served in several senior management positions.

SKILLS AND QUALIFICATIONS:

•   Mr. Dutkowsky has substantial senior executive leadership experience and provides valuable governance perspectives based on his experience as a board member, and, in some cases, chairman, of numerous public and private companies.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • Pitney Bowes Inc. • Raymond James Financial, Inc. • The Hershey Company PAST PUBLIC COMPANY DIRECTORSHIPS: • Tech Data Corporation • The ADT Corporation

SUNIL GUPTA

Age 62 Director since: 2018 INDEPENDENT COMMITTEES: • Audit	Prof. Gupta joined Harvard Business School in 2006 as a Professor and was named the Edward W. Carter Professor of Business Administration in 2007. He has served as the Chair of the General Management Program for senior executives and Co-Chair of the Driving Digital Strategy executive education program since 2013 and, prior to that, served as the Chair of the Marketing Department from 2008 to 2013. Before joining Harvard Business School, Prof. Gupta held a number of positions at the Columbia University Graduate School of Business, including serving as the Meyer Feldberg Professor of Business from 2000 to 2006.

SKILLS AND QUALIFICATIONS:

•   Prof. Gupta has over 30 years of research, teaching, and consulting experience in marketing and strategy, including over 10 years in digital marketing, as well as a Ph.D. in Marketing from Columbia University.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • None

PIETRO SATRIANO (CHAIRMAN)

Age 58 Director since: 2015 COMMITTEES: • Executive (Chair)	Mr. Satriano has served as our Chief Executive Officer since July 2015, and was elected Chairman of the Board in December 2017. From February 2011 to July 2015, Mr. Satriano served as our Chief Merchandising Officer. Prior to joining US Foods, Mr. Satriano was President of LoyaltyOne Canada, a provider of loyalty marketing and programs, from 2009 to 2011. From 2002 to 2008, he served in a number of leadership positions at Loblaw Companies Limited, a Canadian grocery retailer and wholesale food distributor, including Executive Vice President, Loblaw Brands, and Executive Vice President, Food Segment. Mr. Satriano began his career in strategy consulting, first in Toronto, Canada with Canada Consulting Group and then in Milan, Italy with the Monitor Company.

SKILLS AND QUALIFICATIONS:

•   Mr. Satriano has extensive experience and leadership in the food industry and setting and executing corporate strategy. Additionally, his role as our Chief Executive Officer provides valuable insight into our operations and brings a management perspective to the deliberations of the Board.

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS: • CarMax, Inc.

US FOODS HOLDING CORP. | 2021 PROXY STATEMENT	13

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CORPORATE GOVERNANCE

STOCKHOLDER ENGAGEMENT

We recognize the value of listening to, and considering the perspectives of, our stockholders on our business, including related to matters of corporate governance, executive compensation, human capital and sustainability. Developing relationships with our stockholders is an integral part of that process.

HIGHLIGHTS OF FISCAL 2020 ENGAGEMENT

During fiscal 2020, we engaged in discussions with our stockholders on a variety of topics:

■	COVID-19 impacts: Our stockholders were interested in the impact of the COVID-19 pandemic on our customers, liquidity, debt covenants, margins and competition, as well as the cost reduction measures we took in response to the COVID-19 pandemic.
■	Environmental, Social and Governance (ESG): Our stockholders engaged with us regarding corporate governance, associate development, sustainable products, fleet emissions, deforestation, paper and packaging and nutrition, health and wellness.
■	Diversity and inclusion: Our stockholders expressed their interest in our respectful workplace training, employee resource groups, supplier diversity, and ethnic and gender diversity representation among our associates.
■	Strategic, financial and operations matters: We engaged in discussions with our stockholders regarding our cost structure, 2019 acquisition of five foodservice companies (the “Food Group”), 2020 acquisition of Smart Stores Holding Corp. (“Smart Foodservice”), KKR’s Series A Preferred Stock investment, cost saving opportunities, capital structure and competition.

We are continuing to actively engage with current and prospective stockholders during fiscal 2021, including through participation at industry and investment community conferences, analyst meetings, and select one-on-one meetings with stockholders.

In addition to direct engagement, we have instituted a number of complementary mechanisms that allow stockholders to effectively communicate with the Board and management, including our policy regarding direct correspondence with individual directors and the Board as a whole described in the section entitled “Board Policy Regarding Communications” on page 56, our commitment

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to thoughtfully consider stockholder proposals submitted to the Company, an annual advisory vote to approve executive compensation, and director attendance at our annual stockholder meetings. Our investor relations website (at https://ir.usfoods.com) features substantive information and materials for the reference of our stockholders, including earnings and investor conference presentations and webcast replays, corporate governance documents, public filings, and news releases.

BOARD LEADERSHIP STRUCTURE

The Board has no policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the Chairman of the Board and the Chief Executive Officer in any way that it deems to be in the best interests of the Company at a given point in time. Because the roles of Chief Executive Officer and Chairman of the Board are currently combined, Mr. Dutkowsky has been appointed Lead Independent Director.

Pietro Satriano Chairman and Chief Executive Officer	Robert M. Dutkowsky Lead Independent Director

As Chief Executive Officer, Mr. Satriano:

■  Sets strategic direction for the Company

■  Provides day-to-day leadership over operations

■  Focuses on execution of the Company’s goals

■  Sets the “tone at the top”

As Chairman, Mr. Satriano:

■  Presides over Board meetings

■  Serves as a liaison between management and the Board

■  Sets the Board’s schedule and meeting agendas

■  Calls special meetings of the Board

■  Reviews correspondence addressed to the Board and leads the Board’s stockholder engagement efforts

As Lead Independent Director, Mr. Dutkowsky:

■  Presides over and has the authority to set the agenda for executive sessions of the independent directors, which are held at each regularly scheduled meeting of the Board

■  Serves as a liaison between Mr. Satriano and the independent directors

■  Consults with Mr. Satriano regarding the Board’s schedule and meeting agendas

■  Consults with Mr. Satriano regarding correspondence addressed to the Board

■  Reviews and responds to correspondence addressed to the independent directors

■  Acts as an advisor to Mr. Satriano regarding strategic aspects of the business

■  May be called on to speak to stockholders on behalf of the Board

The Board believes this allocation of responsibilities provides a clear and efficient leadership structure for the Company.

RISK OVERSIGHT

Our approach to enterprise risk management is designed to effectively identify, assess, prioritize, mitigate, and monitor the Company’s principal risks. Management is responsible for the Company’s day-to-day risk management activities. The Board’s role is to exercise informed risk oversight, which is done both directly and indirectly through its committees. In addition, for each of the Company’s top risks, the Board and/or its applicable committee receives periodic updates from a senior member of management. The Board’s effectiveness in risk oversight is bolstered through open dialogue with management, established monitoring and reporting processes and the collective knowledge and experience of its members.

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There are several ways the Board and its committees undertake their risk oversight responsibilities, including:

ANNUAL BOARD AND COMMITTEE SELF-EVALUATIONS

The Nominating and Corporate Governance Committee oversees the annual self-evaluation process for the Board and each of its committees. These self-evaluations are designed to assess whether the Board or the respective committee is functioning effectively and to provide a mechanism for the Board or the respective committee to identify potential areas for improvement. For example, in furtherance of the Board’s commitment to maintaining a diverse Board membership, the Board self-evaluation specifically asks directors to assess the Board’s progress against that commitment. Once completed, the results of the self-evaluations and any appropriate recommendations or action plans are discussed among the members of the Board and each of its committees.

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MEETINGS OF THE BOARD AND ITS COMMITTEES

8	100%
Total Board meetings during 2020	Attendance at Board and committee meetings during 2020

COMMITTEES

	Audit	Compensation	Executive	Nominating and Corporate Governance
Total number of committee meetings during 2020	6	5	0	4
Cheryl A. Bachelder	—	—	—
Court D. Carruthers				—
Robert M. Dutkowsky	—	—
Sunil Gupta		—	—	—
Carl Andrew Pforzheimer	—	—	—
Pietro Satriano	—	—		—
Nathaniel H. Taylor	—	—	—	—
David M. Tehle				—
Ann E. Ziegler			—	—

AUDIT COMMITTEE

Mr. Carruthers Mr. Gupta Mr. Tehle (Chair) Ms. Ziegler Meetings during 2020: 6

The Audit Committee assists the Board in overseeing and monitoring: (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications, independence, and performance, (4) the performance of our internal audit function, and (5) our risk management policies and procedures.

The Board has determined that Messrs. Carruthers, Gupta, and Tehle and Ms. Ziegler each qualifies as an independent director under the corporate governance standards of the NYSE and the additional audit committee independence requirements under the rules of the SEC. The Board has also determined that Mr. Tehle and Ms. Ziegler each qualifies as an “audit committee financial expert,” as defined by SEC rules. All members of the Audit Committee are familiar with finance and accounting practices and principles and are financially literate.

COMPENSATION COMMITTEE

Mr. Carruthers (Chair) Mr. Tehle Ms. Ziegler Meetings during 2020: 5

The Compensation Committee assists the Board in discharging its responsibilities relating to: (1) establishing our compensation program and setting the compensation of our executives, (2) overseeing our incentive and equity-based compensation plans, and (3) preparing the compensation committee report required to be included in our proxy statement under the rules of the SEC.

The Board has determined that Messrs. Carruthers and Tehle and Ms. Ziegler each qualifies as an independent director under the corporate governance standards of the NYSE, including the additional compensation committee independence requirements.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Ms. Bachelder Mr. Dutkowsky (Chair) Mr. Pforzheimer Meetings during 2020: 4

The Nominating and Corporate Governance Committee (1) assists the Board by identifying individuals qualified for membership on the Board and its committees, (2) recommends individuals to the Board for nomination as members of the Board and its committees, (3) oversees the Company’s environmental and corporate social responsibility efforts and (4) advises and makes recommendations to the Board on corporate governance matters and the overall governance structure of our Company and Board. The Nominating and Corporate Governance Committee also oversees the annual self-evaluation process for the Board and each of its committees, as well as the progress of the Company’s corporate social responsibility strategies.

The Board has determined that Ms. Bachelder and Messrs. Dutkowsky and Pforzheimer each qualifies as an independent director under the corporate governance standards of the NYSE.

EXECUTIVE COMMITTEE

Mr. Carruthers Mr. Dutkowsky Mr. Satriano (Chair) Mr. Tehle Meetings during 2020: 0	The Executive Committee meets and may exercise certain powers of the Board as may be delegated from time to time, except as limited by law, between regularly scheduled meetings of the Board when it is not practical or feasible for the Board to meet or as otherwise directed by the Board.

BOARD ATTENDANCE AT THE ANNUAL MEETING

Although the Company does not have a written policy concerning Board attendance at annual meetings of the Company’s stockholders, it is our expectation that all directors attend the annual meetings of our stockholders. All of our directors attended the 2020 virtual annual meeting.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Under the terms of the Company’s insider trading policy, our directors and executive officers are prohibited from engaging in transactions that involve short-term trades, short sales, exchange-traded options, hedging, margin loans, or pledging of or relating to our Common Stock. The Company’s insider trading policy does not currently prevent employees, other than executive officers, from engaging in hedging, pledging or other speculative transactions, but it allows management to consider whether to prohibit employees from engaging in these transactions.

RELATED PARTY TRANSACTIONS

The Board has adopted a written policy related to the review and approval of related party transactions. Under the policy, the Audit Committee evaluates, and if appropriate, approves any proposed transactions involving the Company and in which any of our directors, nominees for director, executive officers or significant stockholders (or persons related to any of them) has a direct or indirect interest. Under the policy, certain related party transactions are deemed to be pre-approved, for example, those transactions where the aggregate amount will not exceed $120,000 or where the rates or charges involved are determined by competitive bids. In determining whether to approve a proposed related party transaction, the Audit Committee considers, among other things, whether: the terms of the transaction are fair to the Company and would apply if the transaction did not involve a related party; there are compelling business reasons for the Company to enter into the related party transaction and the nature of any available alternative transactions; the transaction would impair the independence of an otherwise independent director; or the transaction would create an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.

KKR INVESTMENT

On May 6, 2020 (the “Issuance Date”), the Company issued 500,000 shares of its Series A Preferred Stock to KKR for an aggregate purchase price of $500 million, or $1,000 per share, pursuant to the Investment Agreement. In connection with the investment, under a registration rights agreement, dated May 6, 2020, the Company agreed to provide KKR with certain customary registration rights with respect to shares of the Company’s common stock issued in connection with any future conversion of the Series A Preferred Stock.

The Series A Preferred Stock ranks senior to the shares of common stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock has a liquidation preference of $1,000 per share. Holders of the Series A Convertible Stock are entitled to a cumulative dividend at the rate of 7.0% per annum, payable quarterly in arrears. If the Company does not declare and pay a dividend on the Series A

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Preferred Stock, the dividend rate will increase by 3.0% to 10.0% per annum until all accrued but unpaid dividends have been paid in full. Dividends are payable in kind, through the issuance of additional shares of Series A Preferred Stock, for the first four dividend payment dates, after which dividends are payable in cash or in kind (or a combination of both) at the option of the Company.

Through the Record Date, the Company paid dividends in-kind to KKR of 23,127 shares of Series A Preferred Stock, and as of the Record Date, KKR held 523,127 shares of Series A Preferred Stock, which represented approximately 10% of the Company’s common stock on an as-converted basis.

The Series A Preferred Stock is convertible at the option of the holders at any time into shares of common stock at an initial conversion price of $21.50 per share and an initial conversion rate of 46.5116 shares of common stock per share of Series A Preferred Stock, subject to certain anti-dilution adjustments. At any time after the third anniversary of the Issuance Date, if the volume weighted average price of common stock exceeds the mandatory conversion price of $43.00 per share, as may be adjusted, for at least twenty trading days in any period of thirty consecutive trading days, the Company has the option to convert all of the outstanding shares of Series A Preferred Stock into common stock.

At any time following the fifth anniversary of the Issuance Date, the Company may redeem some or all of the Series A Preferred Stock for a per share amount in cash equal to: (i) the sum of 100% of the liquidation preference thereof, plus all accrued and unpaid dividends, multiplied by (ii) (A) 105% if the redemption occurs at any time after the fifth anniversary of the Issuance Date and prior to the sixth anniversary of the Issuance Date, (B) 103% if the redemption occurs at any time after the sixth anniversary of the Issuance Date and prior to the seventh anniversary of the Issuance Date, and (C) 100% if the redemption occurs at any time after the seventh anniversary of the Issuance Date.

Upon certain change of control events involving the Company, on or before the fifth business day prior to the effective date of such change of control event, the holders of the Series A Preferred Stock must either (i) convert their shares of Series A Preferred Stock into common stock at the then-current conversion price or (ii) cause the Company to redeem their shares of Series A Preferred Stock for an amount in cash equal to 100% of the liquidation preference thereof plus all accrued but unpaid dividends. In the case of either clause (i) or (ii) above, if such change of control occurs on or before the fifth anniversary of the Issuance Date, the Company will also be required to pay the holders of the Series A Preferred Stock a “make-whole” premium.

The holders of our Series A Preferred Stock are entitled to vote with our common stockholders on an as-converted basis, voting together as a single class. Holders of the Series A Preferred Stock are also entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the Series A Preferred Stock, authorizations or issuances by the Company of securities that are senior to, or equal in priority with, the Series A Preferred Stock, increases or decreases in the number of authorized shares of Series A Preferred Stock and issuances of shares of Series A Preferred Stock after the Issuance Date, other than shares issued as in kind dividends with respect to shares of Series A Preferred Stock issued on the Issuance Date. So long as KKR or its affiliates beneficially own shares of Series A Preferred Stock and/or shares of common stock that represent, in the aggregate and on an as-converted basis, at least 50% of the shares of common stock beneficially owned by KKR, on an as converted basis, as of the Issuance Date, KKR has the right to designate one director to be nominated by the Board for election to the Board.

Until KKR no longer has the right to designate a director for election to the Board, it and its affiliates have committed to vote all of their shares of Series A Preferred Stock and/or common stock (i) in favor of each director nominated and recommended for election by the Board, (ii) against any stockholder nominations for director which are not approved and recommended for election by the Board, (iii) in favor of the Company’s proposal for ratification of the appointment of the Company’s independent registered public accounting firm and (iv) for any proposal approved by the KKR-designated director. With regard to all other matters submitted to the vote of stockholders, KKR and its affiliates are under no obligation to vote in the same manner as recommended by the Board or otherwise.

Prior to the closing of KKR’s investment in the Series A Preferred Stock, KKR Capital Markets, LLC (“KCM”), an affiliate of KKR, provided debt advisory services to the Company in connection with the Company’s financing of its acquisition of Smart Foodservice in April 2020, for which the Company paid KCM $6 million. In addition, as of January 2, 2021, investment funds managed by an affiliate of KKR held approximately $65 million in aggregate principal amount of our senior secured term loan due 2023 and our incremental senior secured term loan due 2026, as reported by the administrative agent. Most recently, in February 2021, KCM acted as a joint bookrunning manager in the private offering by our direct, wholly-owned subsidiary, US Foods, Inc., of $900 million aggregate principal amount of its 4.750% Senior Notes due 2029 and realized $1,113,750 in fees in the form of a discount to the purchase price which was equivalent to the fees realized by the other lead joint bookrunning manager for the offering.

CORPORATE GOVERNANCE MATERIALS

The Board has adopted Corporate Governance Guidelines in furtherance of its commitment to the principles of good corporate governance. The Board and the Nominating and Corporate Governance Committee review the Corporate Governance Guidelines annually and make amendments, as they deem necessary or appropriate, based on stockholder feedback, changes in the rules of the SEC or the corporate governance standards of the NYSE, or best practices.

The Board has also adopted a Code of Conduct that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, and principal accounting officer. We intend to make available any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our investor relations website.

Copies of our Corporate Governance Guidelines; the charters of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee; and our Code of Conduct are publicly available and may be found by visiting the “Corporate Governance—Governance Documents” page of our investor relations website at https://ir.usfoods.com/investors/corporate-governance/governance-documents.

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CORPORATE SOCIAL RESPONSIBILITY

Our Nominating and Corporate Governance Committee oversees the Company’s corporate social responsibility initiatives and strategy, receiving CSR updates multiple times each year. Our Executive Vice President, General Counsel and Chief Compliance Officer leads our cross-functional CSR working group that includes senior leaders and subject matter experts with responsibility for areas such as supply chain, real estate, merchandising, food safety, human resources, communications, and investor relations.

OUR KEY INITIATIVES

In 2020, we drove progress against our Corporate Social Responsibility (CSR) strategy through key initiatives within each of our three pillars of focus: People, Planet, and Products. Our most recent Corporate Social Responsibility Report and additional information regarding our efforts, initiatives, and accomplishments can be found at www.usfoods.com/csr.

PEOPLE

At US Foods, we strive to make a positive difference in the lives of our associates and in the communities we serve.

IN OUR WORKPLACE

Through training, mentoring, and on-the-job development, we help associates at all levels of our organization learn and grow. In 2020 we reimagined many of our programs to help associates continue to thrive in virtual settings. Our new Associate Resource Hub features an online library of tools and content for navigating the remote work environment, including communication guides for virtual teams, technology training, virtual leadership webinars and more.

6,000+

associates accessed online training resources in 2020

IN OUR COMMUNITIES

As a national foodservice distributor, we strive to make a meaningful difference by donating our time and resources. Over the last year, US Foods has acted urgently to support food banks and other nonprofits helping to nourish communities devastated by the pandemic.

$35M	60
in food and supplies donated to support COVID-19 relief efforts	Feeding America food banks supported through product donations

Launched in 2017, our US Foods Scholars program addresses two pressing needs: providing economic opportunity to underserved students and helping tackle the talent shortage facing the restaurant industry. The program provides individual awards of up to $20,000 in financial support and professional development to outstanding students seeking to achieve their dreams in the culinary arts.

PLANET

We are continually improving the efficiency of our facilities and fleet, reducing our environmental footprint.

IN OUR FACILITIES

Our distribution centers require significant amounts of energy to store, refrigerate and manage our vast portfolio of products. We work diligently to reduce the energy intensity of our business.

US Foods currently operates three Leadership in Energy and Environmental Design (LEED) Silver-certified facilities, with two additional locations in Marrero, LA and Sacramento, CA in progress. LEED-certified buildings have been shown to lower environmental impact and operating costs, while providing a healthier working environment for associates.

Solar arrays have been installed on six of our distribution centers, including an 8.4-megawatt solar installation in Perth Amboy, New Jersey – one of the largest rooftop solar installations in the state.

13M+

kilowatt hours (kWh) of electricity generated annually from our solar installations

Across our facilities, we work to monitor and reduce waste generated in our direct operations through both recycling and product donation initiatives. These initiatives include material recycling efforts that span multiple categories, including cardboard, paper, plastic, and electronics, as well as the donation of surplus or unsaleable product to community organizations and nonprofits.

14,000+TONS

of waste diverted from landfills in 2020

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IN OUR FLEET

We’re optimizing our routing to reduce miles driven and rightsizing our vehicles by route type to improve transportation efficiency.

6.9%	7.3%
reduction since 2015 in gallons of fuel per case delivered in our broadline business(1)	reduction in Scope 1 and Scope 2 emissions since 2015, measured in pounds of CO2e per case delivered(1)(2)

As we update and add to our fleet, we’re choosing new vehicle models with features designed to reduce fuel consumption and testing alternative-fuel technology like our 54 compressed natural gas (CNG) vehicles across Texas and Oklahoma. CNG trucks emit 22-29% fewer greenhouse gas emissions than comparable gas or diesel fuel vehicles.

(1)	Includes the Food Group and reflects transportation inefficiencies with reduced volumes caused by the COVID-19 pandemic.
(2)	Includes Smart Foodservice.

PRODUCTS

We are committed to providing a portfolio of responsibly and sustainably sourced products. Through a third-party sustainable product materiality assessment that included feedback from internal and external stakeholders, US Foods has prioritized key initiatives we believe will have the most impact.

HUNGRY FOR BETTER STRATEGY

At US Foods, we understand that our customers want authentic, simple ingredients from sources they know and trust, along with clear information to help them choose the best products for their establishments. Our Hungry for Better strategy was developed to help meet this need and deliver on our commitment to working with our partners and suppliers to offer products that are local, sustainable or support well-being.

SERVE GOOD®

Our Serve Good program features a growing portfolio of products that are developed in collaboration with our suppliers. The products adhere to responsible practices and many come with a third-party certification. Every Serve Good product must come with a claim of responsible sourcing or contribution to waste reduction.

900+	270+
Serve Good and Progress Check products	products classified as responsible disposables

PROGRESS CHECK®

Our Progress Check program recognizes seafood products and vendors that have made significant progress toward meeting our Serve Good program standards and serves as a gateway for inclusion in Serve Good. In 2018, we published a Responsibly Sourced Seafood Policy that outlines our forward-looking commitments and goals for sustainable seafood products.

OUR COMMITMENTS

We achieved our 2020 Responsibly Sourced Seafood commitment.

100%

of the products in our Harbor Banks seafood portfolio now meet either Progress Check® or Serve Good® standards

BUILDING A CULTURE OF SAFETY, INCLUSION & ENGAGEMENT

US Foods is committed to creating a safe, inclusive, and dynamic workplace where our associates can grow and thrive.

SUPPORTING OUR ASSOCIATES DURING COVID-19

As we address the ever-evolving needs of our business due to the pandemic, the health and safety of our associates, customers and communities have remained our top priorities. To support this commitment, we have instituted a variety of policies and procedures to help prevent the spread of COVID-19. These include illness prevention guidelines that require an associate to stay home if they are sick or have symptoms associated with COVID-19, wellness checks with temperature screenings before entering any US Foods facility, requiring associates to wear masks, and enhanced hygiene and cleaning procedures in all facilities. We have also enhanced our work from home policies and leverage social distancing and new, essential employee protocols designed to limit close contact, and to provide personal protective equipment (PPE) as well as cleaning and sanitizing products. In addition, we have protocols in place for managing COVID-19 cases, including isolating impacted associates from our facilities, conducting a traceback interview with associates who have tested positive, notifying associates and customers with whom they came into contact, and conducting enhanced cleaning procedures.

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To support our associates during COVID-19, we offer additional benefits such as enhanced leave policies for an associate who is ill with COVID-19, or taking care of a loved one with COVID-19 at home. In addition, we offer free COVID-19 testing for associates in qualified situations to facilitate a safe return to work.

DIVERSITY & INCLUSION

At US Foods, we believe that success and innovation are only achieved when all voices and perspectives are heard and valued. We perform at our best by connecting with associates, customers and communities in ways that embrace diversity of all kinds, including diversity of race, ethnicity, culture, gender identity, age, sex, disability and experience. Our commitment to diversity and inclusion is defined by our D&I strategy, which is focused on working toward a more equitable environment in our workplace and communities. As of January 2021, 51% percent of our associates are women or people of color and 32% of our director-level and above leaders are women or people of color.

Over the past several years, we have been working to increase the diversity of our director-level and above leadership roles through accelerated development programs for diverse associates and expanded external recruiting partnerships to reach more diverse candidates. We have also enhanced our hiring process to require diverse candidate slates for leadership roles and introduced unconscious bias training for leaders. Moving forward, our goal is to fill 40% of our new or open leadership roles with diverse candidates.

Specifically, in 2020, we implemented the following key initiatives to execute against our strategy:

■	Continued to invest in our diverse supplier network, spending $385M+ in trade and indirect spend with 435+ Tier 1 suppliers owned and operated by a diverse spectrum of people consisting of women, minorities, veterans, LGBT+, and individuals with disabilities.
■	Continued the launch of our Learning Partners program to match diverse, high-potential US Foods leaders with senior leaders to facilitate one-on-one, two-way learning and help prepare diverse leaders for greater responsibility.
■	Rolled out new Disrupting Bias Training to provide a common framework for recognizing and addressing bias in the workplace. 93% of senior leaders completed the training in 2020.
■	Expanded our Employee Resource Group (ERG) program from our corporate offices to all US Foods locations, enabling field and frontline associates to participate in our eight associate-led ERGs, including the Black Resource Utilization Hub, Collective Asian Network, Hispanic and Latino ERG, Link-Up, Pride Alliance, Those Who Serve – Military ERG, Women In Network, and Younger Professionals ERG.

SPOTLIGHT ON “Allyship & Anti-Racism” Workshops
In June 2020, the US Foods Pride Alliance and the Black Resource Utilization Hub ERGs teamed up to host a virtual, companywide Allyship & Anti-Racism Workshop attended by more than 1,000 associates focused on helping associates navigate conversations around racism, understanding different perspectives and experiences through storytelling from leaders, and discussing ways to act as an ally both in and outside of the workplace. To further promote this dialogue, US Foods trained 200 leaders to facilitate their own Allyship and Anti-Racism workshops for corporate and frontline associates at the local level, including drivers and selectors.

ASSOCIATE ENGAGEMENT

Through our associate engagement survey and pulse survey programs, we invite our associates to provide important feedback that allows us to implement positive changes across our company. These surveys, along with regular associate roundtables, help us continually improve how we demonstrate our Cultural Beliefs and support other focus areas such as safety, manager effectiveness and customer service.

In 2020, we increased the frequency of our pulse surveys and implemented monthly “open mic” meetings with Executive Leaders to keep associates fully informed of COVID-19 developments and provide regular opportunities for associates to share feedback, ask questions, and make suggestions for the business. Throughout 2020, we received a total of 30,000 associate survey responses.

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DIRECTOR COMPENSATION

Non-employee directors serving on the Board each receive an annual cash retainer of $100,000. Our Lead Independent Director and the Chair of the Audit Committee each receives an additional annual cash retainer of $25,000, and the Chair of the Compensation Committee and the Chair of the Nominating and Corporate Governance Committee each receives an additional annual cash retainer of $20,000. All cash retainers are paid quarterly, in arrears. In addition, each non-employee director receives an annual equity grant consisting of $150,000 in restricted stock units (“RSUs”), which generally vest on the earlier of the first anniversary of the grant date and our first annual meeting of stockholders that occurs after the grant date. Mr. Satriano, who is also an employee, does not receive additional compensation for serving on the Board. Mr. Taylor has elected to waive his right to receive compensation for serving on the Board, including any annual cash retainer or RSU grant.

The Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the Board regarding our director compensation. In completing its review, the Nominating and Corporate Governance Committee receives assistance from an independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”).

The Board reviews the recommendations of the Nominating and Corporate Governance Committee and determines the form and amount of director compensation. In July 2019, the Nominating and Corporate Governance Committee recommended, and the Board approved, (i) an increase in the value of the annual equity grant for our non-employee directors from $100,000 to $150,000 to more closely align with peer group director compensation levels and (ii) a change in the RSUs’ vesting period from three years to one year to coincide with the de-classification of the Board and our directors’ new one-year terms.

Effective as of January 1, 2020, we updated the stock ownership guidelines that apply to each of our non-employee directors to provide that each non-employee director is expected to own and retain shares of our Common Stock with a value of at least five times the annual cash retainer, or $500,000 (up from four times the annual cash retainer, or $400,000), within five years of the date the director joins the Board. Our stock ownership guidelines do not apply to Mr. Taylor since he has waived his right to receive compensation for serving on the Board. All applicable non-employee directors were in compliance with the guidelines at the end of fiscal 2020.

The following table reflects the fees earned by our non-employee directors who were compensated for their service in fiscal 2020:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards(4) ($)	Total ($)
Ms. Bachelder	87,500	150,007	—	237,507
Mr. Carruthers	105,000	150,007	—	255,007
Mr. Dutkowsky	126,875	150,007	—	276,882
Mr. Gupta	87,500	150,007	—	237,507
Mr. Lederer	100,000	150,007	—	250,007
Mr. Pforzheimer	87,500	150,007	—	237,507
Mr. Taylor	—	—	—	—
Mr. Tehle	109,375	150,007	—	259,382
Ms. Ziegler	87,500	150,007	—	237,507

(1)	In response to the impact of the COVID-19 pandemic, each of the non-employee directors decided to forgo 50% of his or her quarterly cash compensation that was payable in the second quarter of 2020.
(2)	The amounts reported in this column represent the grant date fair value of the RSUs granted to our non-employee directors (other than Mr. Taylor) in accordance with ASC Topic 718. The value shown was calculated by multiplying the number of RSUs granted by $16.77, the closing price of a share of our common stock on the grant date. On May 13, 2020, each non-employee director (other than Mr. Taylor) received a grant of 8,945 RSUs, which vest on the upon the earlier to occur of the first anniversary of the grant date and our first annual meeting of stockholders that occurs after the grant date, subject to the director’s continued service through the vesting date (unless the director’s service was terminated due to death or disability).
(3)	The following table reflects the aggregate number of outstanding RSUs held by each non-employee director (excluding Mr. Taylor who did not hold any RSUs) at the end of fiscal 2020:

Name	Aggregate RSUs (#)
Ms. Bachelder	10,794
Mr. Carruthers	11,789
Mr. Dutkowsky	11,789
Mr. Gupta	11,789
Mr. Lederer	11,789
Mr. Pforzheimer	11,789
Mr. Tehle	11,789
Ms. Ziegler	11,789

(4)	The following table reflects the aggregate number of outstanding stock options held by each non-employee director at the end of fiscal 2020 (those non-employee directors who are not listed in the table did not hold any stock options at the end of fiscal 2020):

Name	Aggregate Stock Options (#)
Mr. Carruthers	2,436
Mr. Lederer	4,871
Mr. Tehle	2,436

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, AND OFFICERS

The following table sets forth information as of March 22, 2021 with respect to the beneficial ownership of our common stock by: (1) each individual or entity known to us to own beneficially more than 5% of our capital stock, (2) each of our directors, (3) each of our named executive officers, and (4) all of our directors and executive officers as a group. For each applicable beneficial owner, percent ownership has been computed based on a total of 245,913,511 shares, consisting of 221,198,816 shares of our common stock outstanding as of March 22, 2021 and 24,714,695 shares of common stock which would be received by KKR upon conversion of their Series A Preferred Stock as of such date.

The amounts and percentages of shares of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of the security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be acquired this way are deemed to be outstanding for purposes of computing a person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities to which that person has no economic interest.

Except as otherwise indicated in the footnotes to the following table, each of the beneficial owners listed below has, to our knowledge, sole voting and investment power for the indicated shares of our capital stock. Unless otherwise noted, the address of each beneficial owner listed below is c/o US Foods Holding Corp., 9399 W. Higgins Road, Suite 100, Rosemont, IL 60018.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Entities affiliated with Kohlberg Kravis Roberts & Co. L.P.(1)	24,757,241	10.1%
9 West 57th Street, Suite 4200
New York, New York 10019
FMR LLC(2)	20,826,992	8.5%
245 Summer Street
Boston, MA 02210
Invesco Ltd.(3)	20,179,540	8.2%
1555 Peachtree Street NE, Suite 1800
Atlanta, GA 30309
The Vanguard Group, Inc.(4)	17,902,803	7.3%
100 Vanguard Boulevard
Malvern, PA 19355
Longview Partners (Guernsey) Limited(5)	15,614,825	6.3%
P.O. Box 559
Mill Court
La Charroterie—St. Peter Port
Guernsey GY1 6JG
Directors and Named Executive Officers(6)
Cheryl A. Bachelder	13,993	*
Court D. Carruthers	11,356	*
Robert M. Dutkowsky	17,067	*
Steve Guberman	321,514	*
Sunil Gupta	4,831	*
Andrew E. Iacobucci	164,988	*
Jay A. Kvasnicka	163,183	*
John A. Lederer	114,589	*
Dirk J. Locascio	199,088	*
Carl Andrew Pforzheimer	22,067	*
Pietro Satriano	912,061	*
Nathaniel H. Taylor(7)	—	*
David M. Tehle	20,301	*
Ann E. Ziegler	4,831	*
All directors and executive officers as a group (18 people)	2,454,203	1.0%

*	Less than 1%.

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(1)	Based solely on (i) information as of February 25, 2021 in Amendment No. 1 to Schedule 13D filed with the SEC by KKR Fresh Holdings L.P., KKR Fresh Holdings GP LLC (the general partner of KKR Fresh Holdings L.P.), KKR Fresh Aggregator L.P. (the sole member of KKR Fresh Holdings GP LLC), KKR Fresh Aggregator GP LLC (the general partner of KKR Fresh Aggregator L.P.), KKR Americas Fund XII L.P. (the sole member of KKR Fresh Aggregator GP LLC), KKR Associates Americas XII L.P. (the general partner of KKR Americas Fund XII L.P.), KKR Americas XII Limited (the general partner of KKR Associates Americas XII L.P.), KKR Group Partnership L.P. (the sole shareholder of KKR Americas XII Limited), KKR Group Holdings Corp. (the general partner of KKR Group Partnership L.P.), KKR & Co. Inc. (the sole shareholder of KKR Group Holdings Corp.), KKR Management LLP (the Series I preferred stockholder of KKR & Co. Inc.), and Henry R. Kravis and George R. Roberts (the founding partners of KKR Management LLP) (the “KKR Entities”) on February 26, 2021 and (ii) 9,154 shares of Series A Preferred Stock scheduled to be acquired as a dividend-in-kind within 60 days of March 22, 2021 (the “Dividend”). As of February 25, 2021, KKR Fresh Holdings L.P. reported owning directly 523,127 shares, or 100%, of the Series A Preferred Stock (which, together with the Dividend, are convertible into 24,757,241 shares of our common stock) and the KKR Entities reported sole voting power and sole dispositive power over such shares.
(2)	Based solely on information as of December 31, 2020 in Amendment No. 6 to Schedule 13G filed with the SEC by FMR LLC (“FMR”) and Abigail P. Johnson on February 8, 2021. As of December 31, 2020, FMR reported having sole voting power over 3,328,024 shares of our common stock and FMR and Abigail P. Johnson reported having sole dispositive power over 20,826,992 shares of our common stock.
(3)	Based solely on information as of December 31, 2020 in the Schedule 13G filed with the SEC by Invesco Ltd. (“Invesco”) on February 16, 2021. As of December 31, 2020, Invesco reported having sole voting power over 19,134,091 shares of our common stock and sole dispositive power over 20,179,540 shares of our common stock.
(4)	Based solely on information as of December 31, 2020 in Amendment No. 3 to Schedule 13G filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 10, 2021. As of December 31, 2020, Vanguard reported having shared voting power over 150,689 shares of our common stock, sole dispositive power over 17,568,893 shares of our common stock, and shared dispositive power over 333,910 shares of our common stock.
(5)	Based solely on information as of December 31, 2020 in Amendment No. 2 to Schedule 13 filed with the SEC by Longview Partners (Guernsey) Limited, Longview Partners LLP, and Longview Partners (UK) Limited (collectively, “Longview”) on February 16, 2021. As of December 31, 2020, Longview reported having shared voting power over 10,256,771 shares of our common stock and shared dispositive power over 15,614,825 shares of our common stock. The address of Longview Partners LLP and Longview Partners (UK) Limited is Thames Court, 1 Queenhithe, London EC4V 3RL.
(6)	For our directors, named executive officers, and other executive officers, includes shares of our common stock subject to stock options that are or may become exercisable within 60 days of March 22, 2021, shares underlying RSUs that are scheduled to vest within 60 days of March 22, 2021, and time-based restricted stock (RSAs) and performance-based restricted stock (PRSAs) outstanding as of March 22, 2021 over which the executive officers have sole voting power and no dispositive power, as follows:

	Stock Options	Unvested RSUs	Unvested RSAs	Unvested PRSAs
Name	(#)	(#)	(#)	(#)
Cheryl A. Bachelder	—	9,869	—	—
Court D. Carruthers	2,436	1,919	—	—
Robert M. Dutkowsky	—	10,864	—	—
Steve Guberman	225,194	25,048	6,431	22,094
Sunil Gupta	—	1,919	—	—
Andrew E. Iacobucci	98,481	19,536	6,431	21,673
Jay A. Kvasnicka	113,863	20,032	6,431	22,094
John A. Lederer	4,871	1,919	—	—
Dirk J. Locascio	112,010	19,536	6,431	21,673
Carl Andrew Pforzheimer	—	10,864	—	—
Pietro Satriano	482,239	93,156	28,293	97,203
David Tehle	2,436	10,864	—	—
Ann E. Ziegler	—	1,919	—	—
All directors and executive officers as a group (18 people)	1,311,050	282,437	71,380	243,688

(7)	For Mr. Taylor, does not include 523,127 shares, or 100%, of the Series A Preferred Stock (which, together with the Dividend, are convertible into 24,757,241 shares of our common stock) held by the KKR Entities. Mr. Taylor is a partner and officer of one of the KKR Entities. He disclaims beneficial ownership of the shares held by the KKR Entities.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee determines and approves the compensation of our named executive officers (“NEOs”). Our NEOs for fiscal 2020 and their current positions are as follows:

PIETRO SATRIANO	Chairman and Chief Executive Officer
DIRK J. LOCASCIO	Chief Financial Officer
ANDREW E. IACOBUCCI	Chief Commercial Officer
STEVEN M. GUBERMAN	Executive Vice President, Nationally Managed Business
JAY A. KVASNICKA	Executive Vice President, Field Operations

EXECUTIVE SUMMARY

COMPENSATION PHILOSOPHY

Our executive compensation program is designed to attract, motivate, develop, and retain the right talent, in the right places, at the right time. The following guiding principles form the basis of our executive compensation philosophy:

■	Appropriately balance annual and long-term incentive compensation opportunities to align with our goals, priorities, and the creation of stockholder value;
■	Balance risk and reward to encourage sustainable financial performance; and
■	Offer fiscally responsible programs that ensure accountability in meeting our performance goals.

FISCAL 2020 HIGHLIGHTS AND FISCAL 2021 OUTLOOK

FISCAL 2020 HIGHLIGHTS

2020 was a challenging year for our industry, our customers and our company. Net sales, total case volumes and Adjusted EBITDA for fiscal 2020 declined due to decreased customer demand as a result of the COVID-19 pandemic and measures implemented to mitigate its spread. Although our fiscal 2020 financial results were not what we anticipated, we learned to be more agile and operate more effectively as an organization. We took care of our associates, gained new customer relationships and expanded market share as the year progressed. Notable achievements during fiscal 2020 included:

■	In April 2020, we completed the acquisition of Smart Foodservice, which operated 70 small-format cash and carry stores across seven states in the Northwest and Western regions of the United States. This acquisition expands our multi-channel offerings and provides a platform to significantly accelerate our presence in an attractive and growing market, especially as customers look for convenient, cost-effective purchasing options in the current environment.
■	In April and May 2020, we raised $1.8 billion in additional capital to strengthen our liquidity position.
■	We continued the successful integration of the Food Group, completing two warehouse system conversions and achieving $10 million of expected synergies in fiscal 2020.
■	We embarked on a re-imagination of our operating model, with a focus on leveraging technology, improving processes, and sharing expertise and knowledge across our organization to allow us to be more nimble and better support our customers across the country.
■	In June 2020, more than 1,000 associates participated in our first virtual, companywide Allyship & Anti-Racism Workshop hosted by two of our associate-lead Employee Resource Groups, the US Foods Pride Alliance and the Black Resource Utilization Hub, and we trained 200 leaders to facilitate their own Allyship and Anti-Racism workshops for corporate and frontline associates at the local level, including our drivers and warehouse selectors.
■	In September 2020, we published our first expanded Corporate Social Responsibility Report and continued to advance our commitment to caring for people, protecting the environment and providing responsibly sourced and sustainable products. In furtherance of this commitment, since March 2020, we have donated more than $35 million in food and supplies to fight hunger during the COVID-19 pandemic, the equivalent of approximately 17 million meals.

FISCAL 2021 OUTLOOK

We do not expect a full recovery for our business and the U.S. foodservice industry until there has been widespread vaccination of the American public, and consumers are once again willing and able to resume consumption of food away from home, and to travel and attend sporting, entertainment and other events. Although the timetable for returning to normalcy is unknown, we believe that our case volumes will increase over time as the effects of the COVID-19 pandemic slowly dissipate, consumer demand for food prepared away from home increases, educational institutions resume in-person learning, and the hospitality industry recovers.

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COVID-19 IMPACT AND COMPANY RESPONSE

As a result of the immediate and significant financial impact of the COVID-19 pandemic on our business in early March, we moved quickly to conserve cash, manage working capital and preserve the long-term viability of the Company, including reducing our selling and administrative expenses, all of which corresponded to the decrease we saw in our customer demand. These actions included:

■	Temporary furloughs and hiring freezes (associates on unpaid furlough continued to receive benefits and had their insurance premiums waived); Reduction of the size of our workforce by approximately 5%, through a combination of the elimination of open positions as well as permanent layoffs;
■	Deferral of the effective date of the Company’s annual merit-based salary increases from April 2020 to November 2020; and
■	Reduced base salary compensation (10-50%) for salaried associates at the manager and above level (with the highest reductions of 30-50% taking place at the executive level as discussed further below) and also decreased sales-based commission opportunities.

COVID-19 IMPACT ON 2020 EXECUTIVE COMPENSATION

In addition to the general cost-savings actions described above, our Board of Directors decided to forgo 50% of its cash compensation for a quarter, and the Compensation Committee took the following actions that specifically affected our NEOs:

-50%	The Compensation Committee reduced the base salary of our Chief Executive Officer (“CEO”) by 50% and reduced the base salaries of our other NEOs by 30%. These salary reductions were in effect for the second fiscal quarter of 2020.
0%	The Compensation Committee determined that the performance goals established under our fiscal 2020 Annual Incentive Plan (“AIP”) prior to the COVID-19 pandemic should not be modified for our executive officers, and that no other make-whole cash payments should be made as a replacement for the AIP. Instead, the Compensation Committee, after reviewing the Company’s performance during the second half of fiscal 2020, including Adjusted EBITDA performance and progress against several near-term and long-term strategic initiatives, approved a special, one-time grant of RSUs to our NEOs in March 2021 to promote continued focus and progress on strategic initiatives in the wake of a continued challenging environment. This grant ranged in value from $650,000 (for our CEO) and $215,000 for our other NEOs and vests one-year from the grant date, subject to the NEO’s continued employment with the Company through the vesting date.
-26%	As a result of the actions above, CEO compensation, as reported in the summary compensation table, decreased by over 26% from 2019 to 2020. CEO cash compensation, consisting of salary and AIP, decreased by over 60% from 2019 to 2020.
28%	The Compensation Committee also determined that the performance goals established for our performance-based equity awards prior to the COVID-19 pandemic should not be modified, including the performance-based restricted stock awards (“RSAs”) which have a three-year performance period ended January 2, 2021 and vested on March 26, 2021. As a result of the below-threshold performance by the Company during fiscal 2020, which was the third year of the three-year peformance period, these performance-based RSAs vested at only 28% of target, resulting in significantly reduced compensation received by our NEOs, as described in further detail below.

COVID-19 IMPACT ON LONG-TERM INCENTIVE PLAN DESIGN IN 2020 & 2021

■	2020 Long-Term Equity Incentive Plan – In March 2020, at the beginning of the COVID-19 pandemic, recognizing the uncertain impact that the pandemic would have on the Company’s business and results of operations (including the duration of that impact) the Compensation Committee determined that clear and meaningful performance goals that would properly incentivize executives could not be set at that time. Rather than grant awards with the expectation of having to waive or revise the performance goals at a later date, based upon the recommendation of its independent compensation consultant, the Compensation Committee granted only time-based equity awards to our eligible associates, including our NEOs, under our fiscal 2020 Long-Term Incentive Plan (“LTIP”), converting the portion of the grant that would have otherwise consisted of performance-based RSUs into time-based RSUs. This plan design change resulted in one-third of the aggregate grant date value for each NEO consisting of stock options, and two-thirds of the aggregate award grant date value consisting of time-based RSUs, each of which vest ratably on an annual basis over a three-year period.
■	2021 Long-Term Equity Incentive Plan – Faced with continued economic uncertainty caused by the pandemic, the Compensation Committee again determined it was not possible to set clear and meaningful performance goals tied to our operations, and elected to grant only time-based awards under our fiscal 2021 LTIP. However, to further align the interests of our NEOs with those of our stockholders, the Compensation Committee adjusted the balance between stock options and time-based RSUs to each be one-half of the total grant date value. These

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awards vest ratably on an annual basis over a three-year period. We expect the 2022 LTIP awards to return to our pre-pandemic practice of issuing a combination of performance-based RSUs, time-based RSUs and time-based stock options.

■	Value Creation Executive Incentive Plan – To further align their compensation with our shareholders’ interests and provide an incentive to create a substantial increase in long-term Company value, in fiscal 2021, the Compensation Committee granted performance-based RSUs (the “Value Creation Awards”) to certain executives and employees, including our NEOs. The grant date target value of each Value Creation Award is approximately equal to the aggregate grant date value of our CEO’s 2020 LTIP award and each NEO’s applicable 2021 LTIP award. The Value Creation Awards will vest at the end of a four-year performance period, if and only to the extent increasingly challenging levels of total shareholder return (“TSR”) are met.
■	TSR of at least 30% for 30 consecutive trading days during the performance period will result in the vesting of 50% of the award;
■	TSR or at least 60% for 30 consecutive trading days during the performance period will result in the vesting of 100% of the award; and
■	TSR of at least 90% for 30 consecutive trading days during the performance period will result in the vesting of 150% of the award.
The Value Creation Awards will be forfeited if the threshold goal is not achieved during the performance-period. The Value Creation Awards require the recipients to remain employed with the Company through the end of the four-year performance period, except in the event of death, disability, termination of employment by the Company without cause or by the holder for good reason following the third anniversary of the grant date, or certain qualifying terminations of employment following a change of control.

2020 COMPENSATION COMPONENTS AND PAY-FOR-PERFORMANCE ALIGNMENT

The following graphs show the components of the target compensation opportunities for our CEO and our other NEOs for fiscal 2020 and the portion of those compensation opportunities that are tied directly to the Company’s financial performance:

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2020 CASH COMPENSATION

Base Salary – As noted above, in response to the impact of the COVID-19 pandemic on the Company, the Compensation Committee reduced the base salary of our CEO by 50% and our other NEOs by 30%. These salary reductions were effective for the 13-week period ended June 27, 2020. In addition, the Compensation Committee deferred the effective date of our annual merit-based salary increases to November 8, 2020.

Annual Cash Incentive – The Company did not achieve the threshold level of performance for either of the two fiscal 2020 AIP financial performance goals (Adjusted EBITDA and Days Inventory on Hand (“DIOH”)). The Compensation Committee determined not to make any adjustments to reflect the impact of the COVID-19 pandemic. As a result, none of our NEOs received a payout of their cash bonus awards under our fiscal 2020 AIP.

The below table illustrates the combined impact of these actions on CEO cash compensation for fiscal 2020 compared to fiscal 2019, which resulted in a year-over-year cash compensation reduction of over 62%:

FISCAL 2020 EQUITY AWARDS

Recognizing the significant impact of the COVID-19 pandemic on the Company’s business, as well as the uncertainty of the ongoing nature and duration of that impact, the Compensation Committee determined that it was not possible to determine meaningful performance goals for a three-year period. Therefore, for each of our NEOs, one-third of the aggregate grant date value of the 2020 LTIP awards consisted of stock options, and the remaining two-thirds consisted of time-based RSUs, each of which vest ratably on an annual basis over a three-year period.

VESTING OF PERFORMANCE-BASED AWARDS GRANTED IN FISCAL 2018

In fiscal 2018, we granted performance-based RSAs under the US Foods Holding Corp. 2019 Long-Term Incentive Plan (the “2019 Plan”) to our NEOs that vested in March 2021 based on the average of our financial performance during the three-year performance period ended January 2, 2021. 70% of the awards vest based on our average annual Adjusted EBITDA growth rate for the three fiscal years in the performance period, and 30% of the awards vest based on our average annual Adjusted Return on Invested Capital (“ROIC”) growth rate for the three fiscal years in the performance period. As described above, despite the significant impact of the COVID-19 pandemic on our business in 2020, the Compensation Committee determined that the performance-based RSAs awards held by our NEOs and executive team should continue to be subject to the performance goals established prior to the COVID-19 pandemic. Based on the actual average annual Adjusted EBITDA and Adjusted ROIC growth rates for the three fiscal years in the performance period, the fiscal 2018 performance-based awards vested at 28% of target. For additional information regarding the calculation of this vesting percentage, see the section entitled “Vesting of Prior Performance-Based Awards” beginning on page 37.

ANNUAL ACHIEVEMENT OF GOALS FOR THREE-YEAR PERFORMANCE PERIOD UNDER 2018-2020 RSAS
0%	85%	0%	28%
2018 % Goal Achievement	2019 % Goal Achievement	2020 % Goal Achievement	Average Goal Achievement

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EXECUTIVE COMPENSATION PRACTICES

The Compensation Committee evaluates whether our executive compensation program is consistent with both our pay-for-performance philosophy and best practices among our peer group and the overall market. The following table reflects the features of our executive compensation program that the Compensation Committee believes reinforce our pay-for-performance philosophy and best practices.

WHAT WE DO…
Pay-for-Performance Philosophy. A substantial portion of our executives’ compensation opportunities for fiscal 2020 was linked directly to our financial performance. Our CEO’s Summary Compensation Table compensation for fiscal 2020 was 26% lower compared to fiscal 2019, reflecting the challenges faced due to the COVID-19 pandemic.
Benchmarking. The Compensation Committee reviews external market data when making compensation decisions and generally targets compensation opportunities at the median of our peer group.
Independent Compensation Consultant. The Compensation Committee selects and engages its own independent consultant, Meridian.
Stock Ownership Guidelines. Our stock ownership guidelines require holdings equal to 6x base salary for our CEO and 3x base salary for our other executives.
“Double-trigger” Change in Control (“CIC”) Severance Benefits. Our executives are entitled to enhanced CIC severance benefits only if their employment is terminated by the Company without cause or by the executive for good reason within 18 months following a CIC.
Clawback Policy. Our Executive Compensation Recoupment Policy provides for recovery of certain incentive-based compensation paid to our executives in the event of a restatement of our financial results due to material noncompliance with any financial reporting requirement under federal securities laws.
Long-Term Performance Targets. Our outstanding performance-based awards have three-year performance goals.
Pre-Established Targets. Our AIP and performance-based equity goals are set by the Compensation Committee at the beginning of the applicable performance periods.
Annual Say on Pay Vote. We provide stockholders with the opportunity to cast an advisory vote on our executive compensation on an annual basis.
WHAT WE DON’T DO…
No Excise Tax Reimbursements or Gross-Ups. Our executives are not reimbursed for CIC excise taxes. We do not reimburse our executives for taxes related to their annual executive allowance or any other compensation or benefits.
No Uncapped Incentive Compensation Opportunities. Our AIP and annual LTIP performance-based equity awards have maximum payouts of 150% and 200% of their target levels, respectively.
No Accelerated Vesting of Equity Awards upon CIC. We do not accelerate the vesting of long-term incentive awards upon a CIC, except where awards are not assumed or there is a qualifying termination within 18 months following the CIC.
No Employment Agreements for Defined Terms. We do not have employment agreements with any of our executives, including our CEO.
No Repricing of Underwater Stock Options. We do not allow repricing of outstanding stock options without stockholder approval.
No Excessive Perquisites. We do not provide excessive perquisites to our executives.
No Supplemental Retirement Benefits. We do not offer supplemental retirement benefit plans to any of our executives.
No Stock Hedging or Pledging. Our executive officers are prohibited from hedging or pledging our stock.

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PHILOSOPHY OF OUR EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed to attract, motivate, develop, and retain the right talent, in the right places, at the right time. We strive to provide a total compensation package to our executives that is competitive with employers who compete with us for talent and is equitable among our internal workforce, balancing pay-for-performance alignment with retention considerations. This means that even during temporary downturns in either the foodservice distribution industry or the general economy, our program is designed to appropriately incentivize our executives to stay committed to executing our long-range plan and increasing long-term stockholder value. The guiding principles described in the section entitled “Executive Summary” above form the basis of our executive compensation philosophy.

COMPONENTS AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program for fiscal 2020 was built upon the following framework:

Component	Description of Component	Objective of Component	Setting of Component	Fiscal 2020 Decisions
Base Salary	Fixed amount based on market, role, and individual-based factors.	■ Attracts talent and supports retention. Forms basis for AIP target award.	■ Determined based on competitive market data and considering level of responsibility, individual experience, tenure, qualifications, and, when applicable, individual performance.

■  Our CEO’s base salary was decreased 50% and our other NEOs’ base salaries were decreased 30% for the second fiscal quarter of 2020 (see page 35).

■  Each of our NEOs’ 2% merit increase was deferred until November 2020 (see page 35).

Annual Incentive Plan Award	Variable, performance- based annual cash bonus paid based on achievement of annual financial performance goals, which for fiscal 2020 consisted of Adjusted EBITDA, DIOH, and, for certain executives, individual functional performance goals.	■ Links executive pay to our financial performance. ■ Drives the achievement of annual business objectives.

■  AIP target percentages are determined based on competitive market data.

■  AIP performance goals are constructed with input from management and the independent compensation consultant, with target performance representing attainable performance and maximum performance representing exemplary performance.

■  Retained pre-established performance goals for our executives, despite unprecedented impact of COVID-19.

■  None of our NEOs received an annual cash bonus award for fiscal 2020 because we did not achieve the threshold level of performance for either of the two financial performance metrics (see page 36).

Long-Term Incentive Plan Award

Executives generally receive grants of time-based stock options, time-based RSUs, and performance-based RSUs.

Vesting of performance- based RSUs based on achievement of three-year financial performance goals.

■  Links executive pay to our financial performance.

■  Designed to support our long-range plan by providing executives with an ownership stake in the Company and aligning executives’ interests with our shareholders’ interests.

■ LTIP target grant date values are determined based on competitive market data.

■  Our CEO’s aggregate grant date value increased 7% to bring his total targeted direct compensation more in line with the peer group (see page 36).

■  Performance-based RSUs were replaced with time-based RSUs in fiscal 2020 due to uncertainty related to the impact and duration of the COVID-19 pandemic (see page 36).

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HOW WE MAKE COMPENSATION DECISIONS

The Compensation Committee, in consultation with management and its independent compensation consultant, regularly evaluates whether our executive compensation program reinforces our pay-for-performance philosophy and enhances long-term stockholder value creation.

COMPENSATION COMMITTEE OVERSIGHT

The Compensation Committee is responsible for overseeing our executive compensation program. The Compensation Committee determines and approves all compensation for our NEOs, including the framework and components of our executive compensation program. When setting compensation levels, the Compensation Committee is assisted by our CEO, who evaluates the performance of and presents an annual compensation recommendation for each of our other executives. While our Lead Independent Director (who is also the Chair of the Nominating and Corporate Governance Committee) evaluates our CEO’s performance and sets his goals each fiscal year, the Compensation Committee approves all compensation awards and payout levels for our CEO. For fiscal 2020, our CEO set his goals in consultation with our Lead Independent Director and then provided a self-assessment of his performance at year-end to our Lead Independent Director. Feedback was also solicited from the full Board in executive session, and this feedback was shared with the Compensation Committee to support its decisions regarding CEO compensation.

The Compensation Committee also consults with members of our human resources, legal, and finance organizations annually to assess whether our compensation plans, policies, and practices encourage excessive or inappropriate risk taking by our employees. As a result of the assessment, the Compensation Committee has concluded that our compensation plans, policies, and practices do not encourage excessive or inappropriate risk taking and are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee uses several resources and analytical tools when making decisions related to executive compensation. These resources and tools are described below.

INDEPENDENT COMPENSATION CONSULTANT

Meridian provides independent advice to the Compensation Committee in connection with matters pertaining to executive compensation. The scope of services Meridian provides includes:

■	attending, as requested, select Compensation Committee meetings and assisting with associated preparation work;
■	supporting the Compensation Committee’s decision-making with respect to executive compensation matters;
■	providing advice on our compensation peer group;
■	providing competitive market studies;
■	providing advice on our incentive plan documents; and
■	updating the Compensation Committee on emerging best practices and changes in the regulatory and compensation governance environment.

Meridian is engaged directly by the Compensation Committee to provide these services. In fiscal 2020, Meridian did not provide any services to management that were unrelated to executive compensation. In addition, as described in the section entitled “Director Compensation” on page 23, Meridian assists the Nominating and Corporate Governance Committee in the review of our non-employee director compensation program.

After evaluating information presented in accordance with the independence rules of the NYSE, the Compensation Committee concluded that Meridian was independent.

HUMAN RESOURCES DEPARTMENT

Our Human Resources Department provides benchmarking data (consisting of peer group analysis and supplemental external compensation survey data analysis) and recommendations with respect to annual base salary, AIP, and LTIP compensation decisions to the Compensation Committee. As requested by the Compensation Committee, our Human Resources Department works with Meridian to gather and analyze relevant competitive market data and to identify and evaluate various alternatives for features of our executive compensation program.

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ROLE OF CEO IN DETERMINING EXECUTIVE COMPENSATION

Our CEO assists the Compensation Committee by evaluating the performance of our other NEOs and recommending compensation levels. Our CEO also consults with management with respect to recommendations for the Company’s performance goals used in the AIP and LTIP. In preparing recommendations to the Compensation Committee, our CEO consults benchmarking data and other market surveys from Meridian and our Human Resources Department. Our CEO structures his recommendations to adhere to the principles and objectives described in the section entitled “Philosophy of Our Executive Compensation Program” above.

Our CEO is not involved in, or present during, discussions related to his own compensation.

USE OF COMPETITIVE MARKET DATA

We believe our executive compensation program should be competitive with the external market for executive talent. For our NEOs, we generally construct external market comparisons by examining peer group proxy statement data and compensation market survey data, and we generally target the median of base salary, annual cash incentive target, and long-term equity incentive opportunity ranges for similar executive positions in our peer group. Although the elements of our compensation packages are benchmarked against the market, the Compensation Committee believes in the importance of retaining flexibility in structuring our compensation programs and adjusting awards for the evolving business environment.

Periodically, the Compensation Committee and Meridian review our peer group to evaluate whether it continues to reflect companies that are similar to us in business, size, and complexity and with which we compete for top executive talent. In selecting our peer group:

■	Only publicly-traded U.S. companies and other companies that file periodic reports with the SEC were considered to ensure access to data.
■	Potential peers were identified from the following categories:
	–	food distributors;
	–	non-food distributors in high-volume/low-margin businesses, such as trading companies and distributors, retail distributors, health care distributors, and technology distributors;
	–	food/staples retailers; and
	–	food products companies.
■	The list of potential peers was narrowed based on comparable revenue and EBITDA margin.

PEER GROUP

The Compensation Committee approved the following peer group of companies for executive pay and program benchmarking for fiscal 2020. This is the same peer group as was used for fiscal 2019, except that Dean Foods and SpartanNash were removed due to bankruptcy and market capitalization, respectively. CDW Corporation was added since it is a size-appropriate distributor with similar margins and a similar geographic location.

■	Arrow Electronics, Inc.	■	Henry Schein, Inc.	■	Tech Data Corporation
■	Avnet, Inc.	■	The Kraft Heinz Company	■	Tyson Foods, Inc.
■	Campbell Soup Company	■	Owens & Minor, Inc.	■	United Natural Foods, Inc.
■	CDW Corporation	■	Performance Food Group Company	■	WESCO International, Inc.
■	Conagra Brands, Inc.	■	SYNNEX Corporation	■	W.W. Grainger, Inc.
■	Genuine Parts Company	■	Sysco Corporation

INTERNAL ANALYSIS IN SETTING COMPENSATION ELEMENTS

With respect to annual base salary, AIP awards, and LTIP awards, the Compensation Committee also considers the internal equity of the compensation awarded by using comparisons within the Company based on, among other factors, role, title, and relative responsibilities.

CONSIDERATION OF 2020 SAY ON PAY VOTE

At our 2020 annual meeting, stockholders showed strong support for our executive compensation program, with 90% of the votes cast approving, on an advisory basis, the compensation paid to our NEOs. The Compensation Committee considered this result and, consequently, did not make significant changes to our executive compensation program in response. Similar to the prior year, our executive compensation program for fiscal 2020 continued to emphasize performance and retention-based compensation opportunities designed to incentivize our executives to execute our long-range plan and increase long-term stockholder value, with adjustments to reflect the impact of the COVID-19 pandemic.

We value the perspectives of our stockholders, and the Compensation Committee will continue to consider the outcomes of say on pay votes when making future executive compensation decisions.

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OVERVIEW OF FISCAL 2020 ANNUAL INCENTIVE PLAN

Our AIP is designed to offer cash compensation opportunities for eligible associates, including our NEOs and other executives, based upon the Company’s annual financial performance. Payments under our AIP are generally made in the first quarter of the fiscal year following the plan year. Our NEOs are not eligible to receive an AIP award unless they were employed by the Company at the end of the plan year.

In February 2020, the Compensation Committee approved the AIP design framework for fiscal 2020, including Company performance goals, and target awards for our NEOs. The framework for the fiscal 2020 AIP for our NEOs was based on the following:

■	Eligible Earnings equal the NEO’s actual base salary earnings during the applicable plan year. If an NEO’s salary changes during the year, those changes are reflected in the NEO’s Eligible Earnings for purposes of calculating his target award under the AIP.
■	The AIP Target Percentage is the percentage used to determine the NEO’s target award (i.e., the award the NEO would receive if the target level of performance was achieved). The AIP Target Percentage is multiplied by Eligible Earnings to determine the NEO’s target award. Individual AIP Target Percentages are reviewed annually against competitive market data. The Compensation Committee approves AIP Target Percentages for each NEO at the beginning of each plan year.
■	The Business Performance Factor is calculated based on the Company’s actual performance against predetermined annual Adjusted EBITDA, DIOH, and, for Messrs. Iacobucci and Guberman, certain individual functional performance goals. The Business Performance Factor is multiplied by each NEO’s target award to arrive at the cash bonus award payable to the NEO.

A brief description of each of the performance goals and their relative weightings is set out in the table below:

	Performance Goal Weightings
Performance Metric	Pietro Satriano	Dirk J. Locascio	Andrew E. Iacobucci	Steven M. Guberman	Jay A. Kvasnicka
Adjusted EBITDA(1)	80%	80%	60%	60%	80%
DIOH(1)	20%	20%	20%	20%	20%
Individual Functional Performance Goal(2)	N/A	N/A	20%	20%	N/A

(1)	For additional information regarding these non-GAAP financial measures and how they are calculated, see Appendix A.
(2)	Individual functional performance goals were first utilized under our fiscal 2019 AIP and were designed to drive margin improvement performance within targeted areas of our business and are applicable for our executives who lead certain commercial orgnaization or functions at the Company. These individual functional performance goals are designed to not benefit one executive to the detriment of another, and the Company must achieve the predetermined threshold Adjusted EBITDA performance goal as a condition to achieving any payout with respect to them. Unlike our fiscal 2019 AIP, Mr. Kvasnicka’s peformance goals under the fiscal year 2020 AIP did not include an individual functional performance goal due to his interim leadership of our supply chain organization.

Prior to application of the relative weightings, the threshold payout percentage for each goal was 25%, and the maximum payout percentage was 150%. As a result, potential cash bonus awards under the fiscal 2020 AIP award ranged from 0% to 150% of the NEO’s target award. The Compensation Committee believes that our executives’ annual cash bonuses should be based on the Company’s achievement of its performance goals. For this reason, the fiscal 2020 AIP did not include any potential for upward modification based on extraordinary individual performance. The Compensation Committee retained the ability, however, to use negative discretion to reduce or eliminate an AIP award based on individual performance.

OVERVIEW OF FISCAL 2020 LONG-TERM EQUITY INCENTIVE PLAN

Our LTIP is designed to align our NEOs’ interests with our long-term performance, and provide the Company with an important means to recruit, retain, and motivate key personnel. LTIP awards are designed to compensate our NEOs for their long-term commitment to the Company, while motivating sustained increases in our financial performance and stockholder value. Moreover, the LTIP creates long-term incentive opportunities that are competitive with the opportunities offered by the companies with which we compete for talent.

As discussed above, due to the uncertain impact of the COVID-19 pandemic on our business, awards granted to our NEOs under our 2020 LTIP consisted of time-based RSUs (66-2/3%) and stock options (33-1/3%). Our equity awards are granted with a per share price or exercise price, as applicable, equal to the “fair market value” of one share of our common stock on the date of grant. Individual LTIP aggregate grant date values for each NEO were determined based on competitive market data. Both the time-based RSUs and the stock options vest ratably on an annual basis over three years, subject to the NEO’s continued employment through the applicable vesting date. The stock options expire 10 years from the grant date, subject to certain exceptions.

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SUMMARY OF FISCAL 2020 EXECUTIVE COMPENSATION PROGRAM

For fiscal 2020, except as otherwise noted below, our NEOs’ compensation primarily consisted of a base salary and LTIP awards. Although each of our NEOs was eligible for a fiscal 2020 AIP award, the Compensation Committee did not modify our pre-pandemic financial goals and, therefore, none of them received an annual cash bonus award as a result of the Company failing to meet the threshold level of performance for either the Adjusted EBITDA or DIOH performance goal.

BASE SALARY

The following table shows the annual base salary rates that were in effect for the time periods indicated throughout fiscal 2020, as approved by the Compensation Committee:

	Fiscal 2020
Named Executive Officer	Starting Base Salary(1)	COVID-19 Salary Reduction	COVID-19 Reduced Salary(2)	Ending Base Salary(3)
Pietro Satriano	$1,050,000	50%	$525,000	$1,071,000
Dirk J. Locascio	$565,000	30%	$395,500	$576,300
Andrew Iacobucci	$630,000	30%	$441,000	$642,600
Steven M. Guberman	$540,000	30%	$378,000	$550,800
Jay A. Kvasnicka	$565,000	30%	$395,500	$576,300

(1)	Effective for the first and third quarters of fiscal 2020, as well as that portion of the fourth fiscal quarter up to and including November 7, 2020.
(2)	Effective for the 13-week period ended June 27, 2020.
(3)	Represents our NEO’s annual base salary rate after giving effect to the 2% merit increase. The effective date of the merit increases for our NEOs was deferred to November 8, 2020 in light of the COVID-19 pandemic.

In addition, during fiscal 2020, Messrs. Iacobucci and Kvasnicka continued to receive a bi-weekly stipend in the amount of $5,000, which had been previously approved by the Compensation Committee as additional compensation for their interim leadership of local sales and our supply chain organization, respectively.

FISCAL 2020 ANNUAL INCENTIVE PLAN AWARDS

Eligible Earnings, the AIP Target Percentages, and AIP Target Awards for our NEOs under our fiscal 2020 AIP were as follows:

Named Executive Officer	Fiscal 2020 Eligible Earnings(1)	AIP Target Percentage(2)	Fiscal 2020 AIP Target Award
Pietro Satriano	$922,565	150%	$1,383,848
Dirk J. Locascio	$524,523	90%	$472,071
Andrew Iacobucci	$584,867	90%	$526,380
Steven M. Guberman	$501,314	90%	$451,183
Jay A. Kvasnicka	$524,523	90%	$472,071

(1)	For fiscal 2020, Eligible Earnings for each of our NEOs reflects the negative impact of the salary reductions and delayed annual merit increases as described above. For Messrs. Iacobucci and Kvasnicka, Eligible Earnings does not include their $5,000 bi-weekly stipends.
(2)	The AIP Target Percentage of each of our NEOs, other than Mr. Satriano, was increased from 75% to 90% for fiscal 2020 to more closely align with competitive market data for executive compensation and our peer group.

BUSINESS PERFORMANCE FACTORS AND POTENTIAL PAYOUTS

The threshold, target, and maximum Adjusted EBITDA and DIOH performance goals and unweighted payout percentages for the fiscal 2020 AIP are set forth in the following table. The Compensation Committee believes the threshold and target levels of performance, which were based on the Company’s Board-approved annual operating plan, represented, when they were approved by the Compensation Committee in February 2020, challenging but attainable performance, while the maximum level represented extremely challenging and exemplary performance. Notwithstanding the fact that the impact of the COVID-19 pandemic on the Company’s performance made these performance goals virtually impossible to achieve as of the end of the second fiscal quarter of 2020, the Compensation Committee chose not to modify the performance goals under the fiscal 2020 AIP for any of our executives, including our NEOs.

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Performance Metric	Threshold (25% Payout)	Target (100% Payout)	Maximum (150% Payout)
Adjusted EBITDA	$ 1,294 M	$ 1,362 M	$ 1,498 M
DIOH(1)	0.67	1.17	1.67

(1)	Reflects days of year-over-year improvement.

FISCAL 2020 AIP ACTUAL AWARDS

None of our NEOs, including our CEO, received a cash bonus award under the fiscal 2020 AIP, nor did any of our NEOs receive any other make-whole cash payments as a replacement for the AIP during or in respect of fiscal 2020.

FISCAL 2020 LONG-TERM INCENTIVE PLAN AWARDS

Due to the uncertain impact of the COVID-19 pandemic on our business, awards granted to our NEOs under our 2020 LTIP consisted of time-based RSUs (66-2/3%) and stock options (33-1/3%). Our equity awards are granted with a per share price or exercise price, as applicable, equal to the “fair market value” of one share of our common stock on the date of grant. Individual LTIP aggregate grant date values for each NEO were determined based on competitive market data.

The Compensation Committee maintained the same grant date value for each NEO under the 2020 LTIP as under the 2019 LTIP, except that Mr. Satriano’s grant date value increased approximately 7% to more closely align his total compensation with those of other Chief Executive Officers’ in our peer group, and Mr. Guberman’s RSU grant date value increased by $200,000 (resulting in a mix of 72% RSUs and 28% options) in recognition of his additional responsibilities in leading the integration of the Food Group acquisition. The aggregate grant date value and the number of RSUs and stock options that were awarded to our NEOs under the 2020 LTIP, and the vesting conditions attributable to each of the awards, are as follows:

Named Executive Officer	Fiscal 2020 Aggregate Grant Value	Number of RSUs(1)	Number of Stock Options(1)
Pietro Satriano	$4,700,000	235,766	400,683
Dirk J. Locascio	$1,000,000	50,163	85,252
Andrew Iacobucci	$1,000,000	50,163	85,252
Steven M. Guberman	$1,200,000	65,212	85,252
Jay A. Kvasnicka	$1,000,000	50,163	85,252

(1)	The number of RSUs awarded was calculated using the fair market value of our common stock on the grant date, and the number of stock options awarded was calculated using the Black-Scholes model value of a stock option on the grant date. The RSUs and the stock options both vest in three equal tranches annually on each anniversary of the grant date, subject to the NEO’s continued employment through the applicable vesting date.

ADDITIONAL AWARDS

In addition to the fiscal 2020 LTIP award discussed above, the Compensation Committee granted to Mr. Iacobucci a one-time, retention-based equity incentive award with a grant date value of $1 million, which equaled 75,245 RSUs. These RSUs vest 50% on the eighteen (18) month anniversary of the date of grant and 50% on the thirty-six (36) month anniversary of the date of grant, subject to Mr. Iacobucci’s continued employment through the applicable vesting dates.

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VESTING OF PRIOR PERFORMANCE-BASED AWARDS

FISCAL 2018 PERFORMANCE-BASED AWARDS

The performance-based RSAs that were granted to our NEOs under our 2018 LTIP vested in March 2021 at 28.2% based on our achievement of Adjusted EBITDA and Adjusted ROIC growth goals set by the Compensation Committee at the beginning of 2018 for the three-year performance period ended January 2, 2021.

Based on the Company’s actual annual Adjusted EBITDA growth rate for each fiscal year in the three-year performance period, the vesting percentage for the corresponding tranches of these performance-based RSAs was determined as follows:

Based on the Company’s actual annual Adjusted ROIC growth rate for each fiscal year in the three-year performance period, the vesting percentage for the corresponding tranche of these performance-based RSAs was determined as follows:

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Accordingly, based on the Company’s actual Adjusted EBITDA and Adjusted ROIC growth rates during the three-year performance period ended January 2, 2021, the vesting percentage of the performance-based RSAs granted in fiscal 2018 to our NEOs, and which vested on March 26, 2021, was 28.2% of the target shares underlying those awards.

Vesting of Performance-Based RSAs (2018 LTIP):
Named Executive Officer	Number of Target Shares	Vesting Percentage	Number of Shares Delivered upon Vesting
Pietro Satriano	43,703	28.2%	12,325
Dirk J. Locascio	8,443	28.2%	2,381
Andrew Iacobucci	8,443	28.2%	2,381
Steven M. Guberman	9,933	28.2%	2,802
Jay A. Kvasnicka	9,933	28.2%	2,802

EXECUTIVE SEVERANCE AGREEMENTS

All of our NEOs are employed “at will” and have no defined term of employment with us. Each of our NEOs has an executive severance agreement with the Company. These agreements outline additional compensation considerations in the event of (1) termination of the executive’s employment by the Company other than for “cause” or (2) termination of the executive’s employment by the executive with “good reason.” The executive severance agreements are designed to provide standard protections to both the executive and the Company and help us to ensure continuity and aid in recruitment and retention. We believe that the severance benefits are reasonable and appropriate to protect our NEOs against circumstances over which they do not have control. The executive severance agreements also provide us with commitments of non-disclosure, non-competition, non-solicitation, and non-interference.

The key terms of our executive severance agreements include:

■	Severance Benefits. In the event of a qualifying termination and subject to the execution of a release, severance benefits include: (1) accrued and unpaid base salary through the date of termination, (2) a prorated AIP award for the year of termination, (3) salary continuation for 18 months (24 months for Mr. Satriano), (4) a fixed bonus equal to 1.5 times (2.0 times for Mr. Satriano) the executive’s then-current AIP target award, payable in equal annual installments over 18 months (24 months for Mr. Satriano), and (5) if the executive timely elects to continue health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), a lump-sum payment equal to the aggregate premium cost for COBRA benefit continuation during the severance period. A change in control of the Company, by itself, does not trigger any severance benefits. In the event of a qualifying termination within 18 months following a change in control of the Company, and subject to the execution of a release, severance benefits include: (1) accrued and unpaid base salary through the date of termination, (2) a prorated AIP award for the year of termination, (3) a lump sum payment equal to 24 months (30 months for Mr. Satriano) of the executive’s annual base salary, (4) a fixed bonus equal to 2.0 times (2.5 times for Mr. Satriano) the executive’s then-current AIP target award, and (5) if the executive timely elects to continue health coverage pursuant to COBRA, a lump-sum payment equal to the aggregate premium costs for COBRA benefit continuation during the severance period.
■	Restrictive Covenants. Executives are subject to certain non-disclosure, non-competition, non-solicitation, and non-interference covenants. Additionally, executives must maintain the confidentiality of, and refrain from disclosing or using, our confidential information at all times and our trade secrets for any period of time during which the information remains a trade secret under applicable law.
■	Clawback of Severance Benefits. An executive’s severance benefits will be “clawed back” if he or she violates any of the above restrictive covenants or in the event of a material financial restatement attributable to the executive’s fraud.
■	No Excise Tax Reimbursements or Gross-Ups. Executives are not reimbursed for excise taxes in connection with a change in control of the Company. Further, no gross-ups on any severance benefits are provided to executives.

RETIREMENT BENEFITS AND OTHER COMPENSATION

The only retirement benefits currently provided to our NEOs are (1) those under our tax-qualified 401(k) savings plan, which is offered to all eligible employees (not just to our executives), and (2) the continued vesting of any annual LTIP awards granted beginning in 2020, provided that the executive has attained age 60 with at least five years of service and the awards have been outstanding for over a year prior to retirement. Messrs. Guberman and Kvasnicka previously accrued benefits under the US Foods, Inc. Defined Benefit Pension Plan and the Alliant Foodservice, Inc. Pension Plan, which have since been consolidated into the US Foods Consolidated Defined Benefit Retirement Plan and are now frozen for all exempt employees.

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Each of our NEOs receives an annual executive allowance, which is intended to defray expenses such as those for financial and legal planning, professional organization membership, and executive physicals, and a monthly cellular phone allowance. We do not reimburse our NEOs for taxes related to their annual executive allowance or any other compensation or benefits.

EXECUTIVE COMPENSATION RECOUPMENT POLICY

Our Executive Compensation Recoupment Policy provides that in the event of a restatement of our financial results due to material noncompliance with any financial reporting requirement under the federal securities laws, we will use reasonable efforts to recover the amount of any excess incentive-based compensation paid to any current or former executive officer during the previous three fiscal years, including compensation received under the AIP and LTIP. The Compensation Committee has the sole discretion, subject to applicable law, to determine the form and timing of the recoupment. This may include repayment from the executive or an adjustment to the payout of a future incentive award.

EXECUTIVE STOCK OWNERSHIP PROGRAM

Each of our executives and senior leaders is required to satisfy certain stock ownership guidelines. These guidelines have been designed to closely align our executives’ and senior leaders’ financial interests with those of our stockholders. The guidelines require equity holdings with a value of six times base salary for our CEO and three times base salary for our other executives.

Executives have five years from the later of the date the stock ownership guidelines were effective (June 1, 2017) and the executive’s hire or promotion date to reach the applicable guideline. All of our executives were in compliance with the guidelines at the end of fiscal 2020.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management of the Company. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021.

Compensation Committee

Court D. Carruthers, Chair David M. Tehle Ann E. Ziegler

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EXECUTIVE COMPENSATION

FISCAL 2020 SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation of the NEOs, listed by name and current position below, for fiscal 2020, as well as fiscal 2019 and fiscal 2018 where applicable:

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary(1)	Bonus	Awards(2)	Awards(2)	Compensation(3)	Earnings(4)	Compensation(5)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Pietro Satriano	2020	924,396	—	3,133,330	1,566,671	—	—	30,700	5,655,097
Chairman and Chief	2019	1,047,123	—	3,076,910	2,127,077	1,416,623	—	30,300	7,698,033
Executive Officer	2018	1,035,753	—	3,277,450	3,180,380	1,083,463	—	30,100	8,607,146
Dirk J. Locascio	2020	525,130	—	666,666	333,335	—	—	30,700	1,555,831
Chief Financial Officer	2019	559,137	—	678,731	351,676	378,284	—	30,300	1,998,127
	2018	535,753	—	593,565	320,391	280,216	—	30,100	1,760,025
Andrew E. Iacobucci	2020	718,043	—	1,666,672	333,335	—	—	30,685	2,748,735
Chief Commercial Officer(6)
Steven M. Guberman	2020	501,894	—	866,667	333,335	—	46,784	30,700	1,779,380
Executive Vice President,	2019	534,205	—	702,658	498,432	358,073	48,669	30,300	2,172,336
Nationally Managed Business	2018	517,877	—	752,703	685,624	270,866	—	35,808	2,262,877
Jay A. Kvasnicka	2020	657,630	—	666,666	333,335	—	22,373	30,700	1,710,704
Executive Vice President,	2019	576,637	—	700,563	482,050	361,509	22,682	30,300	2,173,742
Field Operations	2018	535,753	—	733,124	607,121	280,216	—	35,808	2,192,022

(1)	The amounts reported in this column for fiscal 2020 reflect:

■	a fifty percent (50%) and a thirty percent (30%) reduction in the base salary for our CEO and other NEOs, respectively, which was effective for the 13-week period March 29, 2020 through June 27, 2020; and

■	a two percent (2%) merit increase for each NEO, which was deferred until November 8, 2020 as a result of actions taken by the Company in connection with the COVID-19 pandemic.

In addition, the amounts reported in this column for fiscal 2020 for Messrs. Iacobucci and Kvasnicka, include a bi-weekly stipend in the amount of $5,000 in recognition of their interim leadership of local sales and our supply chain organization, respectively.

(2)	The amounts reported in these columns for fiscal 2020 represent the grant date fair value of the RSUs and stock options granted to the NEOs in fiscal 2020. The grant date fair values have been calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”). See Note 18 to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2021 for a discussion of the relevant assumptions used in calculating the aggregate grant date fair values for the applicable year.

(3)	As discussed in the section entitled “Fiscal 2020 Annual Incentive Plan Awards” beginning on page 35, none of the NEOs received AIP award payments for fiscal 2020.

(4)	The amounts reported in this column for Messrs. Guberman and Kvasnicka represent the actuarial change in the present value of accumulated benefits under the US Foods Consolidated Defined Benefit Retirement Plan maintained by the Company. These amounts have been determined as of the measurement dates used for financial statement reporting purposes for the applicable fiscal year, and have been calculated using interest rate and mortality assumptions consistent with those used in the Company’s audited financial statements for the applicable fiscal year. For additional information, see the section entitled “Retirement Benefits and Other Compensation” on page 38 and the section entitled “Pension Benefits” on page 44. The Company does not offer any non-tax qualified deferred compensation to the NEOs.

(5)	The amounts reported in this column for fiscal 2020 include: (a) an annual executive allowance ($18,500); (b) a cellular phone allowance ($50 per month); (c) a one-time, work-from-home equipment stipend ($200); and (d) employer matching contributions under the Company’s 401(k) plan in the amount of $11,400 for each of Messrs. Satriano, Locascio, Guberman and Kvasnicka, and $11,385 for Mr. Iacobucci.

(6)	Mr. Iacobucci was not deemed to be a named executive officer of the Company for fiscal 2019 or fiscal 2018.

US FOODS HOLDING CORP. | 2021 PROXY STATEMENT	40

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FISCAL 2020 GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted to the NEOs during fiscal 2020:

													Grant Date
			Estimated Future Payouts			Estimated Future Payouts			All		All	Exercise	Fair Value
			Under Non-Equity Incentive Plan			Under Equity Incentive Plan			Other		Other	Price of	of Stock
			Awards(1)			Awards			Stock		Option	Option	and Option
	Grant	Approval	Threshold	Target	Max	Threshold	Target	Max	Awards		Awards(2)	Awards	Awards(3)
Name	Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)		(#)	($/Sh)	($)
Pietro Satriano
2020 AIP	—	—	345,962	1,383,848	2,075,773
RSUs (2020 LTIP)	3/23/2020	3/19/2020							235,766	(4)			3,133,330
Options (2020 LTIP)	3/23/2020	3/19/2020									400,683	13.29	1,566,671
Dirk J. Locascio
2020 AIP	—	—	118,018	472,071	708,107
RSUs (2020 LTIP)	3/23/2020	3/19/2020							50,163	(4)			666,666
Options (2020 LTIP)	3/23/2020	3/19/2020									85,252	13.29	333,335
Andrew E. Iacobucci
2020 AIP	—	—	131,595	526,380	789,571
RSUs (2020 LTIP)	3/23/2020	3/19/2020							50,163	(4)			666,666
Options (2020 LTIP)	3/23/2020	3/19/2020									85,252	13.29	333,335
RSUs (One-time)	3/23/2020	3/19/2020							75,245	(5)			1,000,006
Steven M. Guberman
2020 AIP			112,796	451,183	676,775
RSUs (2020 LTIP)	3/23/2020	3/19/2020							65,212	(4)			866,667
Options (2020 LTIP)	3/23/2020	3/19/2020									85,252	13.29	333,335
Jay A. Kvasnicka
2020 AIP			118,018	472,071	708,107
RSUs (2020 LTIP)	3/23/2020	3/19/2020							50,163	(4)			666,666
Options (2020 LTIP)	3/23/2020	3/19/2020									85,252	13.29	333,335

(1)	The amounts reported in these columns represent the threshold, target, and maximum awards payable to the NEOs under our fiscal 2020 AIP.

(2)	The amounts reported in this column represent stock options granted to the NEOs under the 2019 Plan. The stock options vest in three equal tranches annually on each anniversary of the grant date, subject to the executive’s continued employment with the Company through the applicable vesting date.

(3)	The amounts reported in this column represent the grant date fair value of each of the equity awards calculated in accordance with ASC Topic 718.

(4)	These amounts represent time-based RSUs granted to the NEOs under the 2019 Plan. The RSUs are scheduled to vest in three equal tranches annually on each anniversary of the grant date, subject to the executive’s continued employment with the Company.

(5)	This amount represents a one-time retention award consisting of RSUs granted to Mr. Iacobucci under the 2019 Plan, as further discussed in the section entitled “Additional Awards” on page 36. These RSUs are scheduled to vest in two equal tranches on September 23, 2021, and March 23, 2023, subject, in each case, to Mr. Iacobucci’s continued employment with the Company through the applicable vesting date.

US FOODS HOLDING CORP. | 2021 PROXY STATEMENT	41

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OUTSTANDING EQUITY AWARDS AT FISCAL 2020 YEAR-END

The following table provides information regarding each NEO’s outstanding stock options, RSAs, and RSUs as of January 2, 2021:

		Option Awards					Stock Awards
										Number of		Market or
									Market	Unearned		Payout Value
		Number of	Number of	Number of			Number of		Value of	Shares,		of Unearned
		Securities	Securities	Securities			Shares or		Shares or	Units or		Shares, Units
		Underlying	Underlying	Underlying			Units of		Units of	Other		or Other
		Unexercised	Unexercised	Unexercised	Option		Stock		Stock	Rights That		Rights That
		Options	Options	Unearned	Exercise	Option	That Have		That Have	Have Not		Have Not
	Date of	Exercisable	Unexercisable(1)	Options	Price	Expiration	Not Vested		Not Vested(2)	Vested		Vested(2)
Name	Award	(#)	(#)	(#)	($)	Date	(#)		($)	(#)		($)
Pietro	3/23/2020	—	400,683	—	13.29	3/23/2030	235,766	(3)	7,853,365	—		—
Satriano	3/25/2019	50,820	101,641	—	34.56	3/25/2029	28,293	(3)	942,440	42,439	(3)	1,413,643
	3/26/2018	75,446	37,723	—	33.56	3/26/2028	26,893	(3)(4)	895,806	—		—
	6/3/2017	133,869	—	—	30.39	6/3/2027	—		—	—		—
	6/23/2016	42,939	—	—	23.18	6/23/2026	—		—	—		—
Dirk J.	3/23/2020	—	85,252	—	13.29	3/23/2030	50,163	(3)	1,670,930	—		—
Locascio	3/25/2019	11,550	23,101	—	34.56	3/25/2029	6,431	(3)	214,217	9,646	(3)	321,308
	3/26/2018	14,575	7,288	—	33.56	3/26/2028	5,196	(3)(4)	173,079	—		—
	6/3/2017	25,101	—	—	30.39	6/3/2027	—		—	—		—
	6/23/2016	7,157	—	—	23.18	6/23/2026	—		—	—		—
	11/16/2015	6,372	—	—	14.58	11/16/2025	—		—	—		—
Andrew E.	3/23/2020	—	85,252	—	13.29	3/23/2030	125,408	(3)(5)	4,177,340	—		—
Iacobucci	3/25/2019	11,550	23,101	—	34.56	3/25/2029	6,431	(3)	214,217	9,646	(3)	321,308
	3/26/2018	14,575	7,288	—	33.56	3/26/2028	5,196	(3)(4)	173,079	—		—
	6/3/2017	25,101	—	—	30.39	6/3/2027	—		—	—		—
	2/21/2017	—	—	—	—	—	4,525	(6)	150,728	—		—
Steven M.	3/23/2020	—	85,252	—	13.29	3/23/2030	65,212	(3)	2,172,212	—		—
Guberman	3/25/2019	11,550	23,101	—	34.56	3/25/2029	6,431	(3)	214,217	9,646	(3)	321,308
	3/26/2018	17,147	8,574	—	33.56	3/26/2028	6,113	(3)(4)	203,624	—		—
	6/3/2017	33,468	—	—	30.39	6/3/2027	—		—	—		—
	6/23/2016	64,409	—	—	23.18	6/23/2026	—		—	—		—
	11/16/2015	50,079	—	—	14.58	11/16/2025	—		—	—		—
Jay A.	3/23/2020	—	85,252	—	13.29	3/23/2030	50,163	(3)	1,670,930	—		—
Kvasnicka	3/25/2019	11,550	23,101	—	34.56	3/25/2029	6,431	(3)	214,217	9,646	(3)	321,308
	3/26/2018	17,147	8,574	—	33.56	3/26/2028	6,113	(3)(4)	203,624	—		—
	6/3/2017	22,312	—	—	30.39	6/3/2027	—		—	—		—
	6/23/2016	14,313	—	—	23.18	6/23/2026	—		—	—		—

(1)	The stock options reported in this column are scheduled to vest in three equal tranches annually on each anniversary of the grant date, subject to the executive’s continued employment with the Company through the applicable vesting date.

(2)	The aggregate market values reported in these columns are calculated by multiplying the unvested shares by $33.31, the closing price of a share of our common stock on December 31, 2020 as reported on the NYSE.

(3)	These amounts represent unvested time-based RSAs or RSUs and performance-based RSAs granted to the NEOs. With the exception of Mr. Iacobucci’s one-time retention award (see footnote 5 below), the time-based RSAs or RSUs are scheduled to vest in three equal tranches annually on each anniversary of the grant date, subject to the executive’s continued employment with the Company through the applicable vesting date. The performance-based awards are scheduled to vest on the third anniversary of the grant date based on our relative achievement of Adjusted EBITDA and Adjusted ROIC growth goals during a three-year performance period, subject to the executive’s continued employment with the Company through the applicable vesting date. With the exception of the 2018 performance based RSAs (see footnote 4 below),the amounts reported for the performance-based RSAs have been determined based on achieving the target level of performance.

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(4)	These amounts include the performance-based RSAs granted to the NEOs on March 23, 2018. The amounts reported for these awards have been determined based on the actual level of performance during the three-year period ended January 2, 2021, which resulted in vesting at 28.2% on March 23, 2021. For additional information, see the section entitled “Vesting of Prior Performance-Based Awards” on page 37.

(5)	This amount includes the one-time retention award of RSUs granted to Mr. Iacobucci, as further discussed in the section entitled “Additional Awards” on page 36. These RSUs are scheduled to vest in two equal tranches on September 23, 2021 and March 23, 2023, subject, in each case, to Mr. Iacobucci’s continued employment with the Company through the applicable vesting date.

(6)	This amount represents the fourth and final tranche of the time-based RSUs granted to Mr. Iacobucci as part of his offer for employment. Which RSUs were scheduled to vest on February 21, 2021, subject to Mr. Iacobucci’s continued employment with the Company through the applicable vesting date.

FISCAL 2020 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding the exercise of stock options and the vesting of stock awards for each of the NEOs during fiscal 2020:

	Option Awards		Stock Awards
	Number of		Number of
	shares	Value	shares	Value
	acquired on	realized on	acquired	realized on
	exercise	exercise	on vesting	vesting
Name	(#)	($)(1)	(#)	($)(2)
Pietro Satriano	—	—	86,749	1,753,729
Dirk J. Locascio	26,940	801,986	16,491	330,970
Andrew E. Iacobucci	—	—	20,677	503,363
Steven M. Guberman	—	—	21,037	426,758
Jay A. Kvasnicka	11,144	171,156	20,978	425,500

(1)	The amount reported in this column was calculated by multiplying the number of shares acquired on exercise by the difference between the closing price per share of our common stock at the time of exercise and the exercise price of the stock option.

(2)	The amount reported in this column was calculated by multiplying the number of shares of our common stock that vested by the closing price per share of our common stock on the vesting date.

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PENSION BENEFITS

US FOODS CONSOLIDATED DEFINED BENEFIT RETIREMENT PLAN

Messrs. Guberman and Kvasnicka are our only NEOs entitled to benefits payable under our defined benefit (pension) plan. Messrs. Guberman and Kvasnicka previously accrued benefits under the US Foods, Inc. Defined Benefit Pension Plan and the Alliant Foodservice, Inc. Pension Plan, both of which were consolidated into the US Foods Consolidated Defined Benefit Retirement Plan and are now frozen for all exempt employees (in other words, there can be no further benefit accruals for these employees).

Under the US Foods, Inc. Defined Benefit Pension Plan (which was frozen with respect to exempt employees as of September 15, 2004), a participant’s normal retirement benefit is equal to one percent (1%) of the participant’s final average compensation, multiplied by the participant’s years of credited service. For the purposes of benefit calculation, each of Messrs. Guberman’s and Kvasnicka’s final average compensation is generally deemed to be the average of his salary and bonus during his period of credited service. In the case of a married participant, the normal form of payment is a 100% joint and survivor annuity upon reaching normal retirement age, which the plan defines as the first day of the month following the later of attainment of age 65 and five (5) years of vesting service. Under the US Foods, Inc. Defined Benefit Pension Plan, a participant may elect to receive a lump sum payment if the present value of the benefit at the time of retirement is less than $15,000. Participants generally become vested in their benefits after completing five (5) years of vesting service.

Under the Alliant Foodservice, Inc. Pension Plan (which was frozen with respect to exempt employees as of December 31, 2002), a participant’s normal retirement benefit is equal to: (1) an amount equal to the participant’s accumulated pension credits (which is a percentage based on the participant’s age), multiplied by the participant’s final average compensation; plus (2) an amount equal to one-third of the participant’s accumulated pension credits, multiplied by the excess of the participant’s final average compensation over the participant’s Social Security breakpoint amount (which is two-thirds of the Social Security wage base); plus (3) an amount equal to $300, multiplied by the participant’s years of non-contributory credited service. For the purposes of benefit calculation, each of Messrs. Guberman’s and Kvasnicka’s final average compensation is generally deemed to be the average of his salary and bonus for the 36 consecutive months in which he was highest compensated during the last 120 months of his participation in the plan. In the case of a married participant, the normal form of payment is a 100% joint and survivor annuity upon reaching normal retirement age, which the plan defines as the first day of the month following the later of attainment of age 65 and five (5) years of vesting service. Under the Alliant Foodservice, Inc. Pension Plan, a participant may elect to receive a lump sum payment of the entire benefit amount. Participants generally become vested in their benefits after completing five (5) years of vesting service.

Messrs. Guberman’s and Kvasnicka’s pension benefits take into account only compensation earned before, and years of credited service up to, the respective dates on which the sub-plans were frozen.

PENSION BENEFITS

The following table provides information regarding Messrs. Guberman’s and Kvasnicka’s benefits payable under the specified sub-plan as of the last business day of fiscal 2020 (December 31, 2020):

		Number
		of Years	Present Value	Payments
		Credited	of Accumulated	During Last
		Service(1)	Benefit(1)	Fiscal Year
Name	Pre-Consolidation Plan Name	(#)	($)	($)
Steven M. Guberman	US Foods, Inc. Defined Benefit Pension Plan	1.71	37,784	—
	Alliant Foodservice, Inc. Pension Plan	11.58	274,796	—
Jay A. Kvasnicka	US Foods, Inc. Defined Benefit Pension Plan	1.71	19,616	—
	Alliant Foodservice, Inc. Pension Plan	7.58	114,190	—

(1)	The amounts reported in these columns have been determined as of the measurement dates used for financial statement reporting purposes for fiscal 2020. The number of years of credited service is equal to the number of years the specified executive was eligible to participate in the applicable sub-plan. The present values of the accumulated defined benefit plan benefits have been calculated using interest rate and mortality assumptions consistent with those discussed in Note 20 to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for fiscal year ended January 2, 2021.

The present values of the accumulated benefit for each participant were based on a discount rate of 2.80% and the post-retirement mortality assumptions set forth in the Pri-2012 base mortality table, subject to a blue collar adjustment, and projected forward using the Society of Actuaries MP-2020 mortality improvement scale.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables provide information regarding potential payments by the Company to each of the NEOs in various termination and change-in-control scenarios. The amounts reported in the tables assume that the triggering event took place on December 31, 2020 (the last business day of fiscal 2020) and are merely estimates based on compensation, benefit, and equity levels for each executive in effect on that date. The tables report only amounts that are increased, accelerated, or otherwise payable to the NEO as a result of the applicable termination or change-in-control scenario, and have not been adjusted to reflect any excise tax under Sections 280G and 4999 of the Internal Revenue Code that may be assessed on the payments and/or benefits (nor reduced to cause the payments and/or benefits not to be subject to excise tax). The tables also exclude any amounts that are generally available to all salaried employees and do not discriminate in favor of the NEOs.

We are not able to determine the actual amounts that would be payable to an NEO unless and until an actual termination scenario occurs. For additional information, see the section entitled “Executive Severance Agreements” beginning on page 38.

PIETRO SATRIANO

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

	Voluntary Termination			Involuntary Termination
Payments and Benefits Payable Upon Termination	Good Reason	Change in Control and Good Reason	Retirement or Without Good Reason(1)	For Cause	Not For Cause	Change in Control and Not For Cause	Permanent Disability or Death	Change in Control (without termination)
Cash Compensation(2)	$5,355,000	$6,693,750	$—	$—	$5,355,000	$6,693,750	$—	$—
Long-term Equity Incentives(3)	—	20,172,129	—	—	—	20,172,129	15,875,039	—
Benefits
LTD Insurance Payment(4)	—	—	—	—	—	—	768,000	—
Health and Welfare Benefits Continuation(5)	38,120	47,650	—	—	38,120	47,650	—	—
TOTAL	$5,393,120	$26,913,529	$—	$—	$5,393,120	$26,913,529	$16,643,039	$—

DIRK J. LOCASCIO

CHIEF FINANCIAL OFFICER

	Voluntary Termination			Involuntary Termination
Payments and Benefits Payable Upon Termination	Good Reason	Change in Control and Good Reason	Retirement or Without Good Reason(1)	For Cause	Not For Cause	Change in Control and Not For Cause	Permanent Disability or Death	Change in Control (without termination)
Cash Compensation(2)	$1,642,455	$2,189,940	$—	$—	$1,642,455	$2,189,940	$—	$—
Long-term Equity Incentives(3)	—	4,288,203	—	—	—	4,288,203	3,377,675	—
Benefits
LTD Insurance Payment(4)	—	—	—	—	—	—	1,640,000	—
Health and Welfare Benefits Continuation(5)	29,998	39,997	—	—	29,998	39,997	—	—
TOTAL	$1,672,453	$6,518,140	$—	$—	$1,672,453	$6,518,140	$5,017,675	$—

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ANDREW E. IACOBUCCI

CHIEF COMMERCIAL OFFICER

	Voluntary Termination			Involuntary Termination
Payments and Benefits Payable Upon Termination	Good Reason	Change in Control and Good Reason	Retirement or Without Good Reason(1)	For Cause	Not For Cause	Change in Control and Not For Cause	Permanent Disability or Death	Change in Control (without termination)
Cash Compensation(2)	$1,831,410	$2,441,880	$—	$—	$1,831,410	$2,441,880	$—	$—
Long-term Equity Incentives(3)	—	6,945,344	—	—	—	6,945,344	5,884,085	—
Benefits
LTD Insurance Payment(4)	—	—	—	—	—	—	1,152,000	—
Health and Welfare Benefits Continuation(5)	10,109	13,478	—	—	10,109	13,478	—	—
TOTAL	$1,841,519	$9,400,702	$—	$—	$1,841,519	$9,400,702	$7,036,085	$—

STEVEN M. GUBERMAN

EXECUTIVE VICE PRESIDENT, NATIONALLY MANAGED BUSINESS

	Voluntary Termination			Involuntary Termination
Payments and Benefits Payable Upon Termination	Good Reason	Change in Control and Good Reason	Retirement or Without Good Reason(1)	For Cause	Not For Cause	Change in Control and Not For Cause	Permanent Disability or Death	Change in Control (without termination)
Cash Compensation(2)	$1,569,780	$2,093,040	$—	$—	$1,569,780	$2,093,040	$—	$—
Long-term Equity Incentives(3)	—	4,855,639	—	—	—	4,855,639	3,878,957	—
Benefits
LTD Insurance Payment(4)	—	—	—	—	—	—	920,000	—
Health and Welfare Benefits Continuation(5)	21,011	28,015	—	—	21,011	28,015	—	—
TOTAL	$1,590,791	$6,976,694	$—	$—	$1,590,791	$6,976,694	$4,798,957	$—

JAY A. KVASNICKA

EXECUTIVE VICE PRESIDENT, FIELD OPERATIONS

	Voluntary Termination			Involuntary Termination
Payments and Benefits Payable Upon Termination	Good Reason	Change in Control and Good Reason	Retirement or Without Good Reason(1)	For Cause	Not For Cause	Change in Control and Not For Cause	Permanent Disability or Death	Change in Control (without termination)
Cash Compensation(2)	$1,642,455	$2,189,940	$—	$—	$1,642,455	$2,189,940	$—	$—
Long-term Equity Incentives(3)	—	4,354,357	—	—	—	4,354,357	3,377,675	—
Benefits
LTD Insurance Payment(4)	—	—	—	—	—	—	1,208,000	—
Health and Welfare Benefits Continuation(5)	17,573	23,430	—	—	17,573	23,430	—	—
TOTAL	$1,660,028	$6,567,757	$—	$—	$1,660,028	$6,567,757	$4,585,675	$—

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(1)	Retirement is treated the same as a voluntary termination by the NEO without good reason under the terms of our executive severance agreements.
For equity awards granted on or after March 23, 2020, under the terms of the applicable award agreement, outstanding time-based equity awards will continue to vest in accordance with the vesting schedule set forth in the applicable award agreement in the event of the NEO’s “retirement,” subject to continued compliance with his restrictive covenant agreements with the Company (including, without limitation, non-competition and non-solicitation agreements), provided that the awards will not continue to vest if the NEO retired on or prior to the one-year anniversary of the grant date. Since none of the NEOs met the criteria for “retirement” as of the assumed date of termination (which is attainment of 60 years of age and a minimum of five (5) years of service), no amounts have been included in the tables with respect to the continued vesting of these awards due to a qualifying retirement.
(2)

In the event of a termination by the NEO for “good reason” or a termination by the Company without “cause”, cash compensation was calculated as follows:

■  the NEO’s AIP award for the year in which the termination occurs, prorated to the date of termination and based on actual performance (which for purposes of reporting the amounts in these tables, we have assumed to be zero, due to the fact that the threshold level of performance was not achieved, resulting in no AIP awards being paid to the NEOs for fiscal 2020, as discussed in the section entitled “Fiscal 2020 Annual Incentive Plan Awards” beginning on page 35);

■  18 months’ base salary as in effect immediately before the termination (24 months in the case of Mr. Satriano) or, if following a change of control, 24 months’ base salary as in effect immediately before the termination (30 months in the case of Mr. Satriano); and

■  an amount equal to the NEO’s then-current AIP target award multiplied by 1.5 (2.0 in the case of Mr. Satriano) or, if following a change in control, an amount equal to the NEO’s then-current AIP target award multiplied by 2.0 (2.5 in the case of Mr. Satriano).

(3)

The amounts reported represent the aggregate value of long-term equity incentive awards that would vest under the specified termination scenario based on the closing price of a share of our common stock on December 31, 2020.

Under the terms of our equity award agreements, upon the NEO’s termination by the Company without “cause” or resignation by the NEO for “good reason, ” in either case within the 18-month period immediately following the change in control, all RSAs and RSUs will fully vest (with any performance-based RSAs or RSUs vesting at the “target” performance level) and all outstanding stock options will fully vest and become exercisable. Effective for equity awards granted on or after March 23, 2020, under the terms of the applicable award agreement, in the event of the NEO’s permanent disability or death, all RSUs will fully vest and all outstanding stock options will fully vest and become exercisable for one (1) year thereafter (but in no event beyond the options’ normal expiration date).

(4)	The amounts reported include cash payments that the NEO would receive under our enhanced Long-Term Disability insurance program. Under the enhanced program, the benefit is increased from 60% of monthly earnings, subject to a maximum monthly benefit of $12,000, to 66 2/3% of monthly earnings, subject to a maximum monthly benefit of $20,000. Accordingly, the amounts reported in this row reflect the difference between the maximum benefits under the standard and enhanced Long-Term Disability insurance programs ($8,000) multiplied by the number of months until the NEO’s retirement age under the Social Security Act.
(5)	These amounts represent the estimated cost of the continuation of medical and dental coverage through COBRA for the NEO and his covered dependents for 18 months (24 months in the case of Mr. Satriano) or, if following a change in control, for 24 months (30 months in the case of Mr. Satriano). Although each NEO is also entitled to certain career transition and outplacement services and access to certain office and administrative services for a period not to exceed 12 months following the termination, we have not included an amount attributable to these services as their value is not reasonably ascertainable.

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CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of Mr. Satriano, our Chairman and CEO, to the annual total compensation of the Company’s median employee.

For fiscal 2020:

■	the annual total compensation of our median employee was $81,000; and
■	the annual total compensation of Mr. Satriano, our Chairman and CEO, was $5,667,799.

The ratio of these amounts is 70 to 1.

To determine this pay ratio, we took the following steps:

■	Selection of a Determination Date: We selected December 13, 2020 as our determination date and, as of such date, our employee population consisted of 25,439 individuals with 100% of these individuals located in the United States. This population included all of our full-time and part-time employees.
■	Identification of Median Employee: As required by SEC rules, we identified a new median employee for fiscal 2020. The consistently applied compensation measure that we used to identify our median employee was 2020 salary and wages from our payroll records as reported to the Internal Revenue Service on Form W-2. We annualized the compensation data for all of our full-time employees, which included (1) 2,538 employees, who were hired during fiscal 2020 but did not work for us for the entire fiscal year and (2) 5,497 employees who were furloughed for a portion of fiscal 2020.

We believe this compensation measure is a reasonable measure that was consistently applied to all our employees included in the calculation.

■	Calculation of Annual Compensation: Once we identified our median employee, we aggregated all of the elements of that employee’s compensation for fiscal 2020 in accordance with the requirements of Item 402(c)(2) (x) of Regulation S-K, resulting in annual total compensation of $81,000. The difference between the median employee’s salary and wages, and the median employee’s annual total compensation represents the estimated annual value of the employee’s health and welfare benefits (estimated for the employee and his or her eligible dependents at $12,073), employer matching contributions under our 401(k) plan of $2,828 a work-from-home equipment and technology stipend of $700, and a cash bonus in the amount of $1,145.
With respect to the annual total compensation of our Chairman and CEO, we used the amount reported in the “Total” column of the Fiscal 2020 Summary Compensation Table above and added the estimated annual value of his health and welfare benefits (estimated for him and his eligible dependents at $12,703).

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that holding an annual advisory vote on executive compensation provides stockholders with the opportunity to effectively share perspectives on the Company’s executive compensation program and philosophy. As a result, and in accordance with Section 14A of the Securities Exchange Act of 1934, we are providing stockholders with the opportunity to cast an advisory vote on the compensation of our NEOs, as described in the sections entitled “Compensation, Discussion and Analysis” beginning on page 26 and “Executive Compensation” beginning on page 40. Although the vote on this proposal is advisory and non-binding on the Company and the Board and its committees, we value the perspectives of our stockholders and the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.

As discussed in the sections entitled “Compensation Discussion and Analysis” beginning on page 26 and “Executive Compensation” beginning on page 40, which we urge you to review carefully, our executive compensation program is designed to attract, motivate, and retain the right talent and appropriately incentivize our executives to stay committed to executing our long-range plan and increasing long-term stockholder value.

We believe our fiscal 2020 executive compensation program demonstrates our philosophy of aligning pay with performance and is supported by sound compensation policies and practices.

The Board unanimously recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation” in this proxy statement.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

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AUDIT COMMITTEE REPORT

In assisting the Board in overseeing and monitoring the quality and integrity of the Company’s financial statements, the Audit Committee:

1.	Reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended January 2, 2021 (the “Audited Financial Statements”) and the report on internal control over financial reporting with management;
2.	Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
3.	Received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and discussed with Deloitte its independence from the Company and management.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021.

Audit Committee

David M. Tehle, Chair Court D. Carruthers Sunil Gupta Ann E. Ziegler

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte has acted as our independent registered public accounting firm since 2006 and has been appointed by the Audit Committee to audit our financial statements for fiscal 2021. Representatives from Deloitte are expected to be present at the Annual Meeting, with the opportunity to make statements if they wish to do so, and are expected to be available to respond to appropriate questions.

Although we are not required to seek stockholder ratification of the appointment of the independent registered public accounting firm, the Board believes it is a sound corporate governance practice. If the appointment of Deloitte is not ratified at the Annual Meeting, the fiscal 2021 appointment will remain unchanged, but the Audit Committee will consider the outcome of the vote on this proposal in determining whether it will appoint Deloitte as the independent registered public accounting firm for fiscal 2022.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

Before the Company engages Deloitte to provide any audit or non-audit services, each engagement is submitted to the Audit Committee for its approval. The Audit Committee has adopted a policy concerning approval of audit and non-audit services proposed to be provided by the independent registered public accounting firm to the Company. The policy requires that all services, including audit services and permissible audit-related, tax, and non-audit services, proposed to be provided by the independent registered public accounting firm to the Company be pre-approved by the Audit Committee. The Audit Committee has also adopted procedures authorizing the Chair of the Audit Committee to pre-approve interim requests for services under a specified dollar threshold, provided that the pre-approval is reviewed with the full Audit Committee at its next meeting. The pre-approval policy was in effect for services to be performed by Deloitte with respect to fiscal 2020.

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FEES PAID TO DELOITTE

The following table sets forth the aggregate fees billed by Deloitte for audit services rendered in connection with consolidated financial statements and reports for fiscal 2020 and fiscal 2019 and for audit-related, tax, and other services rendered during fiscal 2020 and fiscal 2019 for the Company and its subsidiaries (all of which were pre-approved by the Audit Committee), as well as applicable out-of-pocket costs incurred in connection with the services:

Fee Category	2020	2019
Audit Fees(1)	$3,406,400	$3,852,410
Audit-Related Fees(2)	$502,500	$12,000
Tax Fees(3)	$151,602	$175,601
All Other Fees(4)	$68,790	$71,790
TOTAL FEES:	$4,129,292	$4,111,801

(1)	Includes the aggregate fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and the quarterly reviews of its consolidated financial statements. The fees are for services that are normally provided in connection with statutory or regulatory filings or engagements.
(2)	Includes the aggregate fees for professional services rendered in connection with the Company’s SEC filings (exclusive of those noted in footnote 1 above) and other research and consultation services, including due diligence related to mergers and acquisitions.
(3)	Includes the aggregate fees for professional services rendered for tax compliance, consultation, and planning.
(4)	Consists of the aggregate fees for all services other than those described above, including consulting work related to operational compliance with regulations.

THE BOARD OF DIRECTORS AND ITS AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THIS PROPOSAL.

OTHER BUSINESS

We are not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares of our common stock they represent according to their judgment.

ABOUT THE MEETING

WHY DID YOU PROVIDE ME THIS PROXY STATEMENT?

We provided you this proxy statement because you were a holder of our common stock or Series A Preferred Stock as of the close of business on March 22, 2021 (the “Record Date”), and the Board is soliciting your proxy to vote at the Annual Meeting. As permitted by SEC rules, we are mailing a Notice of Internet Availability of Proxy Materials to our registered and beneficial stockholders beginning on or about April 2, 2021 and have elected to provide these stockholders access to this proxy statement and our 2020 Annual Report to Stockholders online at https://materials.proxyvote. com/912008. The Notice explains how to access the proxy statement and 2020 Annual Report and how to vote. If you receive the Notice by mail, you will not receive printed copies of the proxy statement or our 2020 Annual Report in the mail unless you request them. To request printed copies of our proxy materials, you should follow the instructions included in the Notice.

For information on how to receive electronic delivery of our annual reports to stockholders, proxy statements, proxy cards, and notices of internet availability of proxy materials, please see the section entitled “Can I elect electronic delivery of annual reports and proxy materials?” on page 55.

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WHAT WILL I BE VOTING ON?

At the Annual Meeting, our common stockholders and the holders of our Series A Preferred Stock, voting together as a single class, will be asked to vote on:

1.	The election of six director nominees named in this proxy statement to the Board for one-year terms (Cheryl A. Bachelder, Court D. Carruthers, John A. Lederer, Carl Andrew Pforzheimer, David M. Tehle and Ann E. Ziegler);
2.	The approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement (commonly known as a “say on pay resolution”); and
3.	The ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal 2021.

Holders of our Series A Preferred Stock, voting as a separate class, will also vote on:

1.	The election of a seventh director nominee designated by KKR purusant to the Investment Agreement to the Board (Nathaniel H. Taylor) for a one-year term.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE MATTERS?

The Board recommends that you vote:

■	FOR each director nominee;
■	FOR the approval of the say on pay resolution; and
■	FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal 2021.

WHO IS ENTITLED TO VOTE ON THESE MATTERS?

You are entitled to vote at the Annual Meeting if you owned shares of our common stock or Series A Preferred Stock as of the close of business on the Record Date. On the Record Date, 221,198,816 shares of our common stock were outstanding and eligible to be voted and 523,127 shares of Series A Preferred Stock, representing 24,714,695 shares of common stock on an as-converted basis, were outstanding and eligible to be voted. Each share of common stock owned as of the close of business on the Record Date is entitled to one vote on each matter that is properly brought before the Annual Meeting and on which our common stockholders are entitled to vote. Each record holder of Series A Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of Series A Preferred Stock are entitled to vote together with common stock as a single class. In addition, each holder of record of Series A Preferred Stock will have one vote for each share of Series A Preferred Stock on each matter that is properly brought before the Annual Meeting and on which holders of Series A Preferred Stock are entitled to vote separately, as a class.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under our Bylaws, a majority of the outstanding voting power of the shares, present or represented by proxy, and entitled to vote at the Annual Meeting, constitutes a quorum. Where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Abstentions or withheld votes and broker non-votes are counted as shares present and entitled to vote for purpose of determining whether a quorum is present.

WHY ARE COMMON STOCKHOLDERS BEING ASKED TO VOTE ON THE ELECTION OF ONLY SIX OUT OF THE SEVEN DIRECTOR NOMINNEES UP FOR ELECTION?

A total of seven director nominees will be voted upon at the Annual Meeting. Our common stockholders and holders of our Series A Preferred Stock, voting together as a single class, are being asked to vote on six of the seven director nominees.

The seventh director will be voted upon only by the holders of our Series A Preferred Stock. Pursuant to the Investment Agreement (see “KKR Investment” beginning on page 18) and based on their current level of ownership, the holders of our Series A Preferred Stock are entitled to designate a director nominee for election to the Board and vote separately as a class on his or her election to the Board.

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HOW MANY VOTES DO I HAVE?

Each record holder of our common stock will have the right to cast one vote for each share of common stock he or she owns on each matter that is properly brought before the Annual Meeting and on which our common stockholders are entitled to vote. As of the Record Date, there were 221,198,816 shares of common stock outstanding.

Each record holder of Series A Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of Series A Preferred Stock are entitled to vote together with common stock as a single class. As of the Record Date, there were 523,127 shares of Series A Preferred Stock outstanding, which, as of such date, were convertible into 24,714,695 shares of common stock.

In addition, each holder of record of Series A Preferred Stock will have one vote for each share of Series A Preferred Stock on each matter that is properly brought before the Annual Meeting and on which holders of Series A Preferred Stock are entitled to vote separately, as a class.

ARE THERE ANY REQUIREMENTS ON HOW THE HOLDERS OF THE SERIES A PREFERRED STOCK MUST VOTE ON MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING?

Under the Investment Agreement, KKR is required to vote its shares of our Series A Preferred Stock (i) in favor of each of the director nominees recommended for election by the Board, (ii) for ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal 2021 and (iii) for all other proposals to be voted on at the Annual Meeting, all of which have been approved by Nathaniel H. Taylor, as the sitting KKR-designated director on the Board.

HOW MANY VOTES ARE NEEDED TO ELECT THE DIRECTOR NOMINEES?

In order to be elected, each of Cheryl A. Bachelder, Court D. Carruthers, John A. Lederer, Carl Andrew Pforzheimer, David M. Tehle and Ann E. Ziegler must receive more votes cast FOR his or her election than votes cast AGAINST his or her election (with our common stockholders and holders of our Series A Preferred Stock voting together as a single class). In order to be elected, Nathaniel H. Taylor must receive more votes cast FOR his election than votes cast AGAINST his election (with holders of Series A Preferred Stock voting separately as a class). Abstentions will have no effect on the outcome of the election of directors. Your broker is not permitted to vote your shares on this matter if no instructions are received from you, and broker non-votes will have no effect on the outcome of the election of directors.

If an incumbent director nominee fails to be elected by a majority of the votes cast at the Annual Meeting, he or she will promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation. After the Board acts on the resignation, it will publicly announce its decision and rationale within 120 days after the date the election results were certified.

HOW MANY VOTES ARE NEEDED TO APPROVE THE SAY ON PAY RESOLUTION?

The resolution to approve the compensation paid to our NEOs, as disclosed in this proxy statement, is advisory and is not binding on the Company, the Board, or the Compensation Committee. The Compensation Committee will, however, consider the outcome of the vote on this proposal when making future executive compensation decisions. In order to approve this proposal, the vote of a majority in voting power of the shares entitled to vote at the Annual Meeting that are present or represented by proxy at the Annual Meeting and entitled to vote on the proposal must vote FOR the proposal (with our common stockholders and holders of our Series A Preferred Stock voting together as a single class). Abstentions will have the same effect as votes against the proposal. Your broker is not entitled to vote your shares on this matter if no instructions are received from you, and broker non-votes will have no effect on the outcome of the proposal.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF DELOITTE?

In order to ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal 2021, the vote of a majority in voting power of the shares entitled to vote at the Annual Meeting that are present or represented by proxy at the Annual Meeting and entitled to vote on the proposal must vote FOR the proposal (with our common stockholders and holders of our Series A Preferred Stock voting together as a single class). Abstentions will have the same effect as votes against the proposal. Unlike the other proposals to be presented at the Annual Meeting, your broker is entitled to vote your shares on this matter if no instructions are received from you, so no broker non-votes are expected.

WHY ARE YOU CONDUCTING A VIRTUAL-ONLY ANNUAL MEETING?

We are conducting this year’s Annual Meeting entirely online because of the continuing public health risks related to the COVID-19 pandemic and to support the health and well-being of our associates and stockholders. This meeting format is consistent with current guidance from the Centers for Disease Control and Prevention and local public health guidance. In addition, the virtual

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meeting format provides our stockholders with expanded access to the Annual Meeting, providing stockholders who would not otherwise be able to attend the meeting the opportunity to do so. Like our prior in-person annual meetings, we will provide our stockholders with ample opportunity to ask questions or provide comments.

WHO IS ALLOWED TO ATTEND THE VIRTUAL ANNUAL MEETING?

Stockholders as of the close of business on the Record Date (March 22, 2021), or their authorized representatives, are welcome to attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy as soon as possible so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

HOW DO I ATTEND THE VIRTUAL ANNUAL MEETING?

To join the virtual Annual Meeting, login at www.virtualshareholder meeting.com/USFD2021. To participate in the Annual Meeting, you will need to have your unique 16-digit control number, which is included on the Notice or proxy card you received. If your shares are in “street name,” instructions should be provided on the voting instruction card provided by your broker, bank or other nominee. Contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number to gain access to the virtual meeting.

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m., Central Daylight Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the meeting to allow time for stockholders to log in and test the computer audio system. We encourage you to log in prior to the meeting start time. Beginning 30 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the audio webcast of the meeting. If you encounter technical difficulties accessing the audio webcast, please call our support team at 800-586-1548 (U.S.) or 303-562-9288 (International).

MAY I ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?

Yes. We expect that all of our directors and executive officers, as well as representatives of our independent registered public accounting firm, Deloitte, will attend the virtual Annual Meeting and be available to answer questions. We will provide our stockholders the opportunity to ask questions and make statements about a proposal during the formal business of the meeting. Questions and comments of a general nature will be held until after the conclusion of the formal business of the Annual Meeting. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This live question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements, such as limiting repetitive or follow-up questions, so that more stockholders will have an opportunity to ask questions. Out of consideration for other stockholders, we request that stockholders limit questions and comments to one and time to two minutes or less. This will allow every stockholder who wishes to speak an opportunity to do so.

ABOUT VOTING

WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING?

The Board is soliciting proxies for the Annual Meeting. We will pay the costs of this solicitation. We have retained MacKenzie Partners, Inc. to assist with the solicitation of proxies from our common stockholders for the Annual Meeting for a fee of approximately $20,000, plus routine out-of-pocket expenses. Proxies may be solicited in person, through the mail, or by telephone, facsimile, email, or other electronic means by our directors, officers, and employees without additional compensation. We will also reimburse brokers, nominees, and fiduciaries for their costs in sending proxy materials to our common stockholders and Series A Preferred Stock.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A “STREET NAME” HOLDER?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, you are considered the stockholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee (“in street name”), you are considered the beneficial owner of those shares.

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HOW DO I VOTE BY PROXY BEFORE THE ANNUAL MEETING?

If your shares are held directly in your own name, and you received a Notice of Internet Availability of Proxy Materials, you may vote your shares over the internet at www.proxyvote.com or by telephone by dialing 1-800-690-6903. To vote over the internet or by telephone, you will need your unique 16-digit control number, which is included on the Notice. These stockholders may also vote their shares by mail by requesting a paper or electronic copy of the proxy materials, which will include a proxy card with instructions.

If your shares are held directly in your own name, and you received printed or electronic copies of the proxy materials, you may vote your shares by mail by completing, signing and dating the proxy card. To vote over the internet at www.proxyvote.com or by telephone by dialing 1-800-690-6903, you should refer to your proxy card for instructions and use your unique 16-digit control number which is included on your proxy card.

If your shares are held in “street name,” meaning registered in the name of your broker, bank or other nominee, you should vote your shares by following the instructions from your broker, bank or other nominee.

WHAT SHARES ARE INCLUDED ON A PROXY OR VOTING INSTRUCTION CARD?

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank, or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

WHAT IF I HAVE SHARES REGISTERED IN MY NAME AND DON’T VOTE ON A PARTICULAR MATTER WHEN RETURNING A PROXY CARD?

Properly signed proxy cards received by the Corporate Secretary before the close of voting at the Annual Meeting will be voted according to the directions provided. If a signed proxy card is returned without stockholder direction on a matter, the shares will be voted as recommended by the Board.

WILL MY SHARES HELD IN STREET NAME BE VOTED IF I DON’T PROVIDE INSTRUCTIONS?

Current NYSE rules allow brokers to vote shares on certain “routine” matters for which their customers do not provide voting instructions. If you own shares in street name through a broker, bank, or other nominee, the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal 2021 is considered a “routine” matter on which your broker may use its discretion to vote your shares without your instructions. The election of directors and the advisory say on pay resolution are not “routine” proposals; therefore, your broker will be unable to vote your shares on these proposals if you do not instruct your broker how to vote, which is referred to as a “broker non-vote.” Broker non-votes will have no effect on the outcome of the votes on the election of directors or the advisory say on pay resolution.

HOW CAN I VOTE AT THE VIRTUAL ANNUAL MEETING?

Stockholders of record may vote their shares electronically at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/USFD2021.

If you hold your shares in street name, you must follow the voting instructions provided by your brokerage firm, bank or other nominee to vote your shares at the virtual Annual Meeting.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares by internet, telephone or mail prior to the Annual Meeting.

I HAVE SHARES REGISTERED IN MY NAME, AND ALSO HAVE SHARES IN A BROKERAGE ACCOUNT. HOW DO I VOTE THESE SHARES?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

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CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

■	delivering written notice to the Corporate Secretary that is received on or before 11:59 p.m. (Eastern Daylight Time) on May 19, 2021;
■	submitting a later dated proxy over the internet or by telephone in accordance with the instructions in the Notice or the proxy card; or
■	voting your shares electronically during the Annual Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

WHO COUNTS THE VOTES?

A representative of Broadridge Financial Solutions, Inc., the Company’s independent tabulating agent, will count the votes and serve as the inspector of election at the Annual Meeting. The Company keeps all proxies, ballots, and voting tabulations confidential as a matter of practice.

WHAT IS THE DEADLINE FOR VOTING?

The deadline for voting by telephone or electronically is 11:59 p.m. (Eastern Daylight Time) on May 19, 2021. If you attend the virtual Annual Meeting, you may vote your shares electronically during the meeting.

ABOUT HOUSEHOLDING

ARE YOU “HOUSEHOLDING” FOR STOCKHOLDERS WITH THE SAME ADDRESS?

Yes. Stockholders with multiple accounts who have elected to receive printed copies of proxy materials and share the same last name and household mailing address will receive a single set of printed copies of our proxy materials, unless we are instructed otherwise. Each stockholder will, however, receive a separate proxy card. Any stockholder who would like to receive separate copies of our proxy materials may email or write us at the following address, and we will promptly deliver them. Alternatively, if you received multiple copies of our proxy materials and would like to receive combined mailings in the future, please email or write us at the following address:

US Foods Holding Corp. 9399 W. Higgins Road, Suite 100 Rosemont, IL 60018 Attention: Investor Relations ir@usfoods.com

Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

CAN I ELECT ELECTRONIC DELIVERY OF ANNUAL REPORTS AND PROXY MATERIALS?

Yes. You may elect to receive future annual reports to stockholders, proxy statements, proxy cards, and notices of internet availability of proxy materials electronically. To sign up for electronic delivery, please follow the instructions on the Notice or the proxy card to vote over the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

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STOCKHOLDER PROPOSALS

HOW CAN I PROPOSE SOMEONE TO BE A NOMINEE FOR ELECTION TO THE BOARD?

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders using the same criteria and process used to consider nominees identified by the Nominating and Corporate Governance Committee, as described in the section entitled “Director Nominating Process” on page 9.

Stockholders may also directly nominate candidates to serve on the Board. Our Bylaws require stockholders seeking to make a director nomination to give notice at least 90 days, but no more than 120 days, prior to the date of the first anniversary of the preceding year’s annual meeting. As a result, you must deliver notice of a nomination to us no earlier than January 20, 2022 and no later than the close of business on February 19, 2022 in order to nominate a candidate for director at our 2022 annual meeting. The notice must contain the information required by our Bylaws, and should be addressed to: US Foods Holding Corp., 9399 W. Higgins Road, Suite 100, Rosemont, IL 60018, Attention: Corporate Secretary.

HOW CAN I SUBMIT A PROPOSAL TO BE INCLUDED IN NEXT YEAR’S PROXY STATEMENT?

To be considered for inclusion in our proxy statement for the 2022 annual meeting, the Company must receive notice of a stockholder proposal on or before December 3, 2021. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: US Foods Holding Corp., 9399 W. Higgins Road, Suite 100, Rosemont, IL 60018, Attention: Corporate Secretary.

CAN I BRING PROPOSALS AT AN ANNUAL MEETING OTHER THAN THROUGH THE PROXY STATEMENT?

If you intend to present a proposal at an annual meeting other than by submitting a stockholder proposal for inclusion in our proxy statement for that meeting, our Bylaws require you to give notice at least 90 days, but no more than 120 days, prior to the date of the first anniversary of the preceding year’s annual meeting.

As a result, you must deliver notice of a proposal to us no earlier than January 20, 2022 and no later than the close of business on February 19, 2022 in order to present it at the 2022 annual meeting. The notice must contain the information required by our Bylaws, and should be addressed to: US Foods Holding Corp., 9399 W. Higgins Road, Suite 100, Rosemont, IL 60018, Attention: Corporate Secretary.

BOARD POLICY REGARDING COMMUNICATIONS

All interested parties, including our stockholders, who wish to contact the Company’s directors may send written correspondence, to the attention of the Corporate Secretary, at the following address:

US Foods Holding Corp. 9399 W. Higgins Road, Suite 100 Rosemont, IL 60018

Communications may be addressed to an individual director (including our Lead Independent Director), the non-management directors.

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CORPORATE SOCIAL RESPONSIBILTY
AT US FOODS

As a leading foodservice distributor, we understand we have an opportunity to positively impact our customers and their diners, our associates, and the communities where we live and work. Our corporate social responsibility platform is organized around our commitment to caring for people, protecting the environment, and providing sustainably-sourced products.

PEOPLE

Strengthening our workplace by expanding our diversity and inclusion efforts and growing our training and development programs; bolstering our safety mindset to include COVID-19 protocols and procedures; supporting our communities through increased product donations

PLANET

Reducing energy intensity by optimizing our building operations and investing in renewable energy; improving the efficiency of our fleet by optimizing routing and testing technology such as compressed natural gas vehicles

PRODUCTS

Expanding our Serve Good® portfolio of products that are responsibly sourced or contribute to waste reduction and also meet strict packaging standards; achieved our 2020 Responsibly Sourced Seafood commitment

To read our latest Corporate Social Responsibility Review and learn more about our efforts, initiatives, and accomplishments, visit www.usfoods.com/csr.

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US FOODS HOLDING CORP.
9399 WEST HIGGINS ROAD
SUITE 100
ROSEMONT, IL 60018

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. Eastern Time on May 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/USFD2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions by 11:59 P.M. Eastern Time on May 19, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D43386-P47541                       KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

US FOODS HOLDING CORP.

The Board of Directors recommends you vote FOR the election of the following six nominees as directors.

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Cheryl A. Bachelder

	1b.	Court D. Carruthers

	1c.	John A. Lederer

	1d.	Carl Andrew Pforzheimer

	1e.	David M. Tehle

	1f.	Ann E. Ziegler

The Board of Directors recommends you vote FOR Proposals 2 and 3.		For	Against	Abstain

2.	To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement.

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D43387-P47541

US FOODS HOLDING CORP.

ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2021 AT 9:00 AM (CDT)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of 2021 Annual Meeting of Stockholders and Proxy Statement with respect to the 2021 Annual Meeting of Stockholders of US Foods Holding Corp. (the “Company”) to be held at 9:00 AM (CDT) on May 20, 2021, via the Internet at www.virtualshareholdermeeting.com/USFD2021. The undersigned hereby appoints Dirk J. Locascio and Kristin M. Coleman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this proxy, all the shares of common stock of the Company which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before such meeting or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY AS DIRECTORS UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

Back to Contents

US FOODS HOLDING CORP.
9399 WEST HIGGINS ROAD
SUITE 100
ROSEMONT, IL 60018

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. Eastern Time on May 19, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/USFD2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions by 11:59 P.M. Eastern Time on May 19, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D43388-P47541                       KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

US FOODS HOLDING CORP.

The Board of Directors recommends you vote FOR the election of the following seven nominees as directors.

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Cheryl A. Bachelder

	1b.	Court D. Carruthers

	1c.	John A. Lederer

	1d.	Carl Andrew Pforzheimer

	1e.	David M. Tehle

	1f.	Ann E. Ziegler

	1g.	Nathaniel H. Taylor

The Board of Directors recommends you vote FOR Proposals 2 and 3.		For	Against	Abstain

2.	To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement.

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D43389-P47541

US FOODS HOLDING CORP.

ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2021 AT 9:00 AM (CDT)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of 2021 Annual Meeting of Stockholders and Proxy Statement with respect to the 2021 Annual Meeting of Stockholders of US Foods Holding Corp. (the “Company”) to be held at 9:00 AM (CDT) on May 20, 2021, via the Internet at www.virtualshareholdermeeting.com/USFD2021. The undersigned hereby appoints Dirk J. Locascio and Kristin M. Coleman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this proxy, all the shares of series A stock of the Company which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before such meeting or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY AS DIRECTORS UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side